Kemper State Tax-Free Income Series

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED AUGUST 31, 1995

"WE CORRECTLY IDENTIFIED THE VALUE THAT LONG-TERM INTEREST RATES HAD ACHIEVED AND BEGAN TO LENGTHEN THE PORTFOLIOS' AVERAGE DURATIONS"

FLORIDA TAX-FREE
INCOME FUND

NEW JERSEY TAX-FREE
INCOME FUND

NEW YORK TAX-FREE
INCOME FUND

PENNSYLVANIA TAX-FREE
INCOME FUND


[KEMPER MUTUAL FUNDS LOGO]

FLORIDA TAX-FREE
INCOME FUND

NEW JERSEY TAX-FREE
INCOME FUND

NEW YORK TAX-FREE
INCOME FUND

PENNSYLVANIA TAX-FREE
INCOME FUND

                                                                        TABLE OF
                                                                        CONTENTS
================================================================================
                                                                               4
                                                                   Terms to Know

                                                                               5
                                                                         General
                                                               Economic Overview

                                                                               7
                                                              Performance Update

                                                                               9
                                                                       Florida's
                                                             Performance Update,
                                                        Portfolio Statistics and
                                                        Portfolio of Investments

                                                                              14
                                                                    New Jersey's
                                                             Performance Update,
                                                        Portfolio Statistics and
                                                        Portfolio of Investments

                                                                              18
                                                                      New York's
                                                             Performance Update,
                                                        Portfolio Statistics and
                                                        Portfolio of Investments

                                                                              23
                                                                  Pennsylvania's
                                                             Performance Update,
                                                        Portfolio Statistics and
                                                        Portfolio of Investments

                                                                              27
                                                                       Report of
                                                            Independent Auditors

                                                                              28
                                                            Financial Statements

                                                                              31
                                                                        Notes to
                                                            Financial Statements

                                                                              36
                                                            Financial Highlights

AT A GLANCE
================================================================================

KEMPER STATE TAX-FREE INCOME FUNDS TOTAL RETURNS
================================================================================

(unadjusted for sales charge)
- Florida and New York returns are for the year ended August 31, 1995.
- New Jersey and Pennsylvania returns are for the period from March 31, 1995 through August 31, 1995.

FLORIDA
================================================================================

CLASS A                                                                    8.62%
CLASS B                                                                    7.67%
CLASS C                                                                    7.84%
LIPPER TAX-FREE INCOME FUNDS CATEGORY AVERAGE*                             7.74%

NEW JERSEY
================================================================================

CLASS A                                                                    4.24%
CLASS B                                                                    4.02%
CLASS C                                                                    4.04%
LIPPER TAX-FREE INCOME FUNDS CATEGORY AVERAGE*                             3.80%

NEW YORK
================================================================================

CLASS A                                                                    7.62%
CLASS B                                                                    6.69%
CLASS C                                                                    6.64%
LIPPER TAX-FREE INCOME FUNDS CATEGORY AVERAGE*                             6.62%

PENNSYLVANIA
================================================================================

CLASS A                                                                    5.33%
CLASS B                                                                    4.90%
CLASS C                                                                    4.92%
LIPPER TAX-FREE INCOME FUNDS CATEGORY AVERAGE*                             3.89%


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

NET ASSET VALUE
================================================================================

FLORIDA
================================================================================

                                                       As of              As of
                                                      8/31/95            8/31/94
--------------------------------------------------------------------------------
Kemper Florida Tax-Free
Income Fund Class A                                   $10.27             $10.11
--------------------------------------------------------------------------------
Kemper Florida Tax-Free
Income Fund Class B                                   $10.26             $10.10
--------------------------------------------------------------------------------
Kemper Florida Tax-Free
Income Fund Class C                                   $10.26             $10.10
--------------------------------------------------------------------------------

NEW JERSEY
================================================================================

                                                       As of              As of
                                                      8/31/95            8/31/94
--------------------------------------------------------------------------------
Kemper New Jersey Tax-Free
Income Fund Class A                                    $9.75               N/A
--------------------------------------------------------------------------------
Kemper New Jersey Tax-Free
Income Fund Class B                                    $9.77               N/A
--------------------------------------------------------------------------------
Kemper New Jersey Tax-Free
Income Fund Class C                                    $9.77               N/A
--------------------------------------------------------------------------------

NEW YORK
================================================================================

                                                       As of              As of
                                                      8/31/95            8/31/94
--------------------------------------------------------------------------------
Kemper New York Tax-Free
Income Fund Class A                                   $10.80             $10.73
--------------------------------------------------------------------------------
Kemper New York Tax-Free
Income Fund Class B                                   $10.80             $10.73
--------------------------------------------------------------------------------
Kemper New York Tax-Free
Income Fund Class C                                   $10.79             $10.73
--------------------------------------------------------------------------------

PENNSYLVANIA
================================================================================

                                                       As of              As of
                                                      8/31/95            8/31/94
--------------------------------------------------------------------------------
Kemper Pennsylvania Tax-Free
Income Fund Class A                                    $9.81               N/A
--------------------------------------------------------------------------------
Kemper Pennsylvania Tax-Free
Income Fund Class B                                    $9.80               N/A
--------------------------------------------------------------------------------
Kemper Pennsylvania Tax-Free
Income Fund Class C                                    $9.81               N/A
--------------------------------------------------------------------------------

                                                                     AT A GLANCE
================================================================================

KEMPER TAX-FREE INCOME FUNDS LIPPER RANKINGS
================================================================================
Compared to all other funds in their respective Lipper category*

FLORIDA
================================================================================

                                                                     1-year
--------------------------------------------------------------------------------
Class A                                                          #16 of 69 funds
--------------------------------------------------------------------------------
Class B                                                          #36 of 69 funds
--------------------------------------------------------------------------------
Class C                                                          #34 of 69 funds
--------------------------------------------------------------------------------

NEW YORK
================================================================================

                                                    1-year            5-year
--------------------------------------------------------------------------------
Class A                                         #20 of 76 funds   #6 of 39 funds
--------------------------------------------------------------------------------
Class B                                         #42 of 76 funds         N/A
--------------------------------------------------------------------------------
Class C                                         #43 of 76 funds         N/A
--------------------------------------------------------------------------------

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance. Lipper rankings are not available for Kemper New Jersey and Pennsylvania Tax-Free Income Funds.

DIVIDEND REVIEW
================================================================================
The following tables show per share dividend and yield information for the funds as of August 31, 1995.

FLORIDA
================================================================================

                                                A Shares     B Shares   C Shares
--------------------------------------------------------------------------------
1 Year Income:                                   $0.5300      $0.4411    $0.4544
--------------------------------------------------------------------------------
August Dividend:                                 $0.0446      $0.0385    $0.0391
--------------------------------------------------------------------------------
Annualized
Distribution Rate+:                                5.21%        4.50%      4.57%
--------------------------------------------------------------------------------
SEC Yield+:                                        4.50%        3.89%      3.77%
--------------------------------------------------------------------------------
Tax Equivalent Yield:                              7.15%        6.18%      5.99%

Based on a marginal tax rate of 37.1% (federal income tax rate)
--------------------------------------------------------------------------------

NEW JERSEY
================================================================================

                                                A Shares     B Shares   C Shares
--------------------------------------------------------------------------------
5 months Income:                                 $0.2197      $0.1796    $0.1848
--------------------------------------------------------------------------------
August Dividend:                                 $0.0420      $0.0358    $0.0358
--------------------------------------------------------------------------------
Annualized
Distribution Rate+:                                5.17%        4.40%      4.40%
--------------------------------------------------------------------------------
SEC Yield+:
(after expense waiver)                             5.03%        4.43%      4.48%
--------------------------------------------------------------------------------
SEC Yield+:
(before expense waiver)                            4.62%        3.96%      4.03%
--------------------------------------------------------------------------------
Tax Equivalent Yield:                              8.51%        7.50%      7.58%

Based on a marginal tax rate of 40.9% (combined New Jersey state and federal income tax rate)
--------------------------------------------------------------------------------

NEW YORK
================================================================================

                                                A Shares     B Shares   C Shares
--------------------------------------------------------------------------------
1 Year Income:                                   $0.5750      $0.4833    $0.4847
--------------------------------------------------------------------------------
August Dividend:                                 $0.0479      $0.0403    $0.0401
--------------------------------------------------------------------------------
Annualized
Distribution Rate+:                                5.32%        4.48%      4.46%
--------------------------------------------------------------------------------
SEC Yield+:                                        4.75%        4.20%      4.19%
--------------------------------------------------------------------------------
Tax Equivalent Yield:                              8.53%        7.54%      7.52%

Based on a marginal tax rate of 44.3% (combined New York state, New York City and federal income tax rate)
--------------------------------------------------------------------------------

PENNSYLVANIA
================================================================================

                                                A Shares     B Shares   C Shares
--------------------------------------------------------------------------------
5 months Income:                                 $0.2198      $0.1829    $0.1850
--------------------------------------------------------------------------------
August Dividend:                                 $0.0407      $0.0345    $0.0346
--------------------------------------------------------------------------------
Annualized
Distribution Rate+:                                4.98%        4.22%      4.23%
--------------------------------------------------------------------------------
SEC Yield+:
(after expense waiver)                             4.89%        4.26%      4.32%
--------------------------------------------------------------------------------
SEC Yield+:
(before expense waiver)                            4.68%        4.00%      4.03%
--------------------------------------------------------------------------------
Tax Equivalent Yield:                              8.00%        6.97%      7.07%

Based on a marginal tax rate of 38.9% (combined Pennsylvania state and federal income tax rate)
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 1995 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

The exemption for federal and a particular state or local income tax purposes may not result in an exemption under the tax laws of any other state or local taxing authority. There is no Florida income tax for individuals. Kemper Florida Tax-Free Income Fund shares are expected to be exempt from Florida intangibles tax but there is no assurance of exemption. A portion of income may be subject to the alternative minimum tax for certain investors.

ABOUT YOUR REPORT

SHAREHOLDER REPORTS REVISED

Your fund's annual report is your best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months. Specifically, your report now includes:

-    Terms you'd need to know related to your fund

-    A look at your fund's portfolio composition and how it has changed

-    The quality and years to maturity of the fund's underlying investments

     If you have any comments about the revised format or if you have suggestions for additional changes, please write to:

     Kemper Mutual Funds
     Shareholder Communications
     120 South LaSalle Street
     Chicago, IL 60603

TERMS TO KNOW

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

DERIVATIVE SECURITIES Instruments that derive their value from an underlying security or a benchmark such as a security index. Financial futures and option contracts, long recognized as risk-managing tools, fall under this category. In recent years a number of exotic derivatives were created as a means of enhancing returns in a declining interest rate environment. Certain of such products can entail a high degree of risk and can be prone to significant price volatility.

INSURED PAPER Bonds for which an insurer has agreed to pay all interest and principal if, for any reason, the issuer fails to pay these costs.

REVENUE BOND INDEX ("RBI") The average yield on 25 revenue bonds with 30-year maturities, compiled by The Bond Buyer, the newspaper of the municipal bond industry.

                                                       GENERAL ECONOMIC OVERVIEW

[PHOTO OF STEPHEN B. TIMBERS]

Stephen B. Timbers is chief executive and chief investment officer of Kemper Financial Services, Inc. (KFS). KFS and its affiliates manage approximately $63 billion in assets, including $44 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.

DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first several months of 1995. At this point in the year, the returns of most leading securities markets are significantly higher than they were at the same time in 1994.

     This is an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be slowing down at a comfortable pace.

     Through a series of interest rate adjustments, the Federal Reserve Board has played a critical role in controlling the pace of economic growth. Its most recent adjustment was in July when the Fed acknowledged that economic growth had slowed so much that a recession was a threat. In response, the Federal Reserve eased short-term interest rates by a small but symbolic 25 basis points. This action was significant because, since February 1994, the Fed had been raising interest rates to slow down what was considered high enough growth to rekindle troublesome inflation.

     After the interest rate cut, the government announced that the real gross domestic product (GDP) -- the value of goods and services produced in the United States -- grew at a 1.1% annual rate in the second quarter. This was a revised number, representing more than twice the growth that was originally reported, and it virtually assured that the economy was not in jeopardy of recession. At the same time, economic growth at that level did not require an immediate response, in the form of additional rate cuts, from the Fed.

     The absence of inflation is also very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, price increases are modest. In fact, plunging energy prices during the summer offset slight increases in food prices. Consumer prices through July 1995 rose at an annual rate of 3.1% -- higher than last year but still not a concern, and the GDP deflator is running at only about 2%.

     We anticipate 2% to 3% real GDP growth for the next few quarters, with the momentum likely to come from housing and foreign trade. Will the Federal Reserve Board adjust interest rates again? Additional action by the Fed at least once more in 1995 would not surprise us.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

     We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in July. The market recovered after a brief period and has started to move up again. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.

     As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

   International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar is gaining strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it

GENERAL ECONOMIC OVERVIEW

ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-over-year percentage changes.

                                        NOW (9/30/95)   6 MONTHS AGO  1 YEAR AGO  2 YEARS AGO
                                        -------------   ------------  ----------  -----------
10-YEAR TREASURY RATE(1)                     6.2            7.06         7.74        5.33
PRIME RATE(2)                               8.75               9         7.75           6
INFLATION RATE(3)(*)                         2.9            2.86          2.9        2.84
THE U.S. DOLLAR(4)                         (1.17)         (11.46)       (5.28)       4.03
CAPITAL GOODS ORDERS(5)(*)                  7.08           15.06        21.72       16.98
INDUSTRIAL PRODUCTION(6)(*)                  2.6             5.6         6.18        3.87
EMPLOYMENT GROWTH(7)                        1.91             2.6         3.03        2.34

*Data as of July 31, 1995

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on corporate profits and equity performance.

(7)  An influence on family income and retail sales.

Source: Economics Department, Kemper Financial Services, Inc.

reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

     We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

     Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

     With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

     With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ STEPHEN B. TIMBERS
--------------------------------------
Stephen B. Timbers
Chief Investment and Executive Officer
October 11, 1995

                                                              PERFORMANCE UPDATE

[Photo of Chris Mier]

Chris Mier joined Kemper Financial Services, Inc. in 1986 and is now Senior Vice President and Portfolio Manager of the Kemper State Tax-Free Income Series. Mier received his B.A. degree in Economics from the University of Michigan and went on to receive his M.M. in Finance from the Kellogg Graduate School of Management at Northwestern University.

CHRIS MIER, PORTFOLIO MANAGER OF THE KEMPER STATE TAX-FREE INCOME SERIES, DISCUSSES THE IMPACT OF CHANGING INTEREST RATES ON THE BOND MARKETS AND PRECAUTIONS HE'S TAKEN IN RESPONSE TO INCREASING DISCUSSIONS OF TAX REFORM.


Q DURING THE FUNDS' FISCAL YEAR WE SAW INTEREST RATES INCREASE AND THEN DECLINE. HOW DID THESE MOVEMENTS INFLUENCE THE MUNICIPAL BOND MARKET?

A The Fed consistently raised short-term interest rates through 1994 in an effort to slow economic growth and offset perceived inflationary pressures. The result was the worst year for the bond markets in decades. The Bond Buyers Revenue Bond Index (RBI) peaked at 7.37% on November 17. At that point, the market began to rally on the belief that the Fed's actions were effectively bringing economic growth down to its target rate of 2.5%, and that the tightening process was near completion. The rally continued from mid-November to early June, perpetuated by first quarter 1995 data that verified positive but slower growth and continued low inflation. By June 8, the RBI had declined to 5.94% -- 143 basis points below November's peak.

          From June through August, economic data -- fairly strong auto sales, an increase in consumer spending and a general leveling of inventories -- suggested that the economy was poised to pick up again. This prompted interest rates to rise again, reaching 6.44% in mid-August. Since then, yields have traded at a fairly narrow range as the market has attempted to discern just how strong the economy is and how well inflation has been contained.

          With this as a backdrop, we saw municipal bonds outperform Treasuries during the first quarter of 1995. This reflected a low level of new issues coming to market relative to expectations and the anticipation of a high number of bonds being called or scheduled to mature. During the second quarter, however, Treasuries outperformed municipals due to increasing dealer inventories and, in part, as a reaction to the outperformance of municipals in the previous quarter and an increase in the level of discussion of tax reform. This also reflected the cumulative effect of a lack of cash flow into the market in late 1994 and early 1995.

Q    HOW DID THIS ENVIRONMENT AFFECT YOUR INVESTMENT STRATEGY?

A We correctly identified the value that long-term interest rates had achieved in November of 1994 and began to lengthen the portfolios' average durations. First, we reduced the hedges we had on the portfolios and then reduced our cash positions with purchases of long-term bonds. These moves allowed the funds to participate to a reasonable degree in the market rally early in 1995. Through 1995 we've increased our exposure to A- and BBB-rated bonds and increased our level of diversification.

PERFORMANCE UPDATE


Q    WHAT OTHER FACTORS INFLUENCED THE MARKET?

A    Among the more significant factors were:

     - Reduced supply. This has been a peak year in terms of bonds reaching maturity and being called. Meanwhile, the volume of new issues coming to market in 1995 has been well below that of 1994, and those figures were significantly down from 1993. So we have more bonds leaving the market than there are bonds being issued. However, demand has slowed. This is one reason why we're seeing a higher yield ratio between municipal and Treasury yields.

     - Derivatives. The use of derivative securities became a big concern as certain units of government suffered losses on derivatives in their portfolios. Kemper has not used exotic derivative securities to enhance yield. However, this issue had a definite impact throughout the municipal bond market.

     - Increased scrutiny of new issues. The Securities and Exchange Commission increased its level of scrutiny with regard to new bond issues. In my opinion, this is a generally positive development because, in the long run, we should see more thorough disclosure about the practices of the various government units that issue municipal bonds.

     - Tax reform. The possibility of tax reform raised questions as to the future relative tax advantage of municipal bonds.

Q TAX REFORM -- INCLUDING A POSSIBLE FLAT TAX -- HAS BEEN GETTING A LOT OF ATTENTION IN WASHINGTON AND IN THE MEDIA. DID THIS HAVE A SIGNIFICANT IMPACT ON THE FUNDS, AND DO YOU EXPECT THIS TO BE AN ONGOING ISSUE?

A This became a concern in April and May and continued periodically throughout the summer. During that time, municipal bond prices adjusted by about 10 percentage points relative to Treasuries. So the market has already discounted much of the potential impact of tax reform.

          This issue is probably going to dog the market through the 1996 election and, quite possibly, beyond. It's a very uncertain issue, subject to a lot of variables. Obviously, we can't see into the future so there's really no way to predict what kind of reform, if any, will take place or when it might be enacted. But it's probably safe to expect that any kind of reform won't be implemented until 1997 at the earliest. Nevertheless, it will continue to generate media interest.

          We've taken a few precautions with regard to this issue and the management of the Kemper Tax-Free Income Funds. We've reduced the funds' average maturity somewhat recently and slightly increased our cash positions. In addition, we sold some shorter-maturity bonds which are richer relative to Treasuries than bonds on the longer end and, therefore, potentially more vulnerable to price adjustments.

Q    HOW DID THE KEMPER STATE TAX-FREE INCOME FUNDS PERFORM DURING THE PERIOD?

A We achieved some very competitive rates of return relative to our peers. Looking back, we probably could have gained a bit more by extending our durations earlier in the year. But the returns we posted for the period are certainly competitive and, if we err, we'd prefer to err on the side of caution.

          The funds introduced last March have been a bit more volatile on a month-to-month basis than the older funds. This is due to the fact that they hold a higher percentage of insured paper which, in fact, has helped in recent months. As the portfolios evolve over time and the weightings in insured paper decrease, that volatility should smooth out to some degree.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A Generally very constructive. We anticipate continued slow but positive economic growth with inflation remaining in control. That's a good environment for the bond markets. We also expect some positive action in Congress with regard to deficit reduction. For the municipal bond market in particular, we expect continued low levels of new supply. Although the number of bonds maturing and being called should decline in 1996, new issue volume should continue to be relatively moderate.

          As I said, we think the market has substantially discounted the potential threat of tax reform, at least on the long-end. Should the market overreact or over-discount events as they unfold, we may well see some attractive buying opportunities.

                                       PERFORMANCE UPDATE

                                       KEMPER FLORIDA TAX-FREE INCOME FUND

                                       FLORIDA AVERAGE ANNUAL TOTAL RETURNS*

                                       For periods ended August 31, 1995
                                       (adjusted for the maximum sales charge)

                                       KEMPER FLORIDA TAX-FREE INCOME FUNDS

                                                                                           LIFE OF
                                                                              1-YEAR        CLASS
                                       ---------------------------------------------------------------------------------------------
                                       KEMPER FLORIDA TAX-FREE
                                       INCOME FUND CLASS A                    3.70%         7.76%       (Since 4/25/91)
                                       ---------------------------------------------------------------------------------------------
                                       KEMPER FLORIDA TAX-FREE
                                       INCOME FUND CLASS B                    4.68          4.36        (Since 5/31/94)
                                       ---------------------------------------------------------------------------------------------
                                       KEMPER FLORIDA TAX-FREE
                                       INCOME FUND CLASS C                    7.84          6.86        (Since 5/31/94)
                                       ---------------------------------------------------------------------------------------------


                                               GROWTH OF AN ASSUMED $10,000 INVESTMENT
                                               IN KEMPER FLORIDA TAX-FREE INCOME FUND
                                                CLASS A FROM 4/25/91 THROUGH 8/31/96
                                              -----------------------------------------
                                                  Kemper Florida     Lehman Brothers    Consumer
                                                 Tax-Free Income        Municipal         Price
                                                   Class A(1)          Bond Index+       Index++
                                       ------------------------------------------------------------
                                       4/25/91        10000             10000              10000
                                       ------------------------------------------------------------
                                       12/31/91       10506             10822              10200
                                       ------------------------------------------------------------
                                       12/31/92       11463             11776              10496
                                       ------------------------------------------------------------
                                       12/31/93       13011             13222              10784
                                       ------------------------------------------------------------
                                       12/31/94       12502             12539              11072
                                       ------------------------------------------------------------
                                       8/31/95        13850             14055              11309
                                       ------------------------------------------------------------

                                               GROWTH OF AN ASSUMED $10,000 INVESTMENT
                                               IN KEMPER FLORIDA TAX-FREE INCOME FUND
                                                 CLASS B FROM 5/31/94 THROUGH8/31/95
                                              -----------------------------------------
                                                  Kemper Florida     Lehman Brothers    Consumer
                                                 Tax-Free Income        Municipal         Price
                                                   Class B(1)          Bond Index+       Index++
                                       ------------------------------------------------------------
                                       5/31/94       10000              10000              10000
                                       ------------------------------------------------------------
                                       9/30/94        9921.1            10007              10129
                                       ------------------------------------------------------------
                                       12/31/94       9837.6             9864              10149
                                       ------------------------------------------------------------
                                       3/31/95       10521.2            10561              10264
                                       ------------------------------------------------------------
                                       6/30/95       10916.5            10816              10339
                                       ------------------------------------------------------------
                                       8/31/95       10547.4             11057             10366
                                       ------------------------------------------------------------

                                                 GROWTH OF AN ASSUMED $10,000 INVESTMENT
                                                 IN KEMPER FLORIDA TAX-FREE INCOME FUND
                                                  CLASS C FROM 5/31/94 THROUGH 8/31/95
                                                -----------------------------------------
                                                   Kemper Florida     Lehman Brothers    Consumer
                                                 Tax-Free Income        Municipal         Price
                                                   Class C(1)          Bond Index+       Index++
                                      -------------------------------------------------------------
                                       5/31/94       10000               10000             10000
                                       ------------------------------------------------------------
                                       9/30/94        9903               10007             10129
                                       ------------------------------------------------------------
                                       12/31/94       9845                9864             10149
                                       ------------------------------------------------------------
                                       3/31/95       10531               10561             10264
                                       ------------------------------------------------------------
                                       6/30/95       10731               10816             10339
                                       ------------------------------------------------------------
                                       8/31/95       10864               11057             10366
                                       ------------------------------------------------------------

                                       Past performance is not predictive of
                                       future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

                                       * Average annual total return measures
                                       net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 4.5% and for B Shares adjustment for the applicable contingent deferred sales charge of 3%. There is no sales charge for C Shares. Average annual total return reflects annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

                                       (1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper State Tax-Free Income Funds to the Lehman Brothers Municipal Bond Index, you should note that the funds' performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

                                       + The Lehman Brothers Municipal Bond
                                       Index includes approximately 15,000
                                       bonds. To be included in the index a
                                       municipal bond must meet the following
                                       criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last 5 years, and have a maturity of at least 2 years. Bond subject to AMT, variable rate bonds and zero coupon bonds are excluded from the index. Source is Towers Data Systems.

                                       ++ The Consumer Price Index is a
                                       statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

                                       PORTFOLIO STATISTICS

                                       KEMPER FLORIDA TAX-FREE INCOME FUND

                                       PORTFOLIO COMPOSITION             ON 8/31/95          ON 8/31/94
                                       ----------------------------------------------------------------------------
                                       REVENUE BONDS                        87%                  86%
                                       ----------------------------------------------------------------------------
                                       GENERAL OBLIGATION BONDS             11                   11
                                       ----------------------------------------------------------------------------
                                       CASH AND EQUIVALENTS                  2                    3
                                       ----------------------------------------------------------------------------
                                                                           100%                 100%

                                       [2 PIE CHARTS]

                                       QUALITY                           ON 8/31/95          ON 8/31/94
                                       ----------------------------------------------------------------------------
                                       AAA                                  56%                  64%
                                       ----------------------------------------------------------------------------
                                       AA                                   13                   10
                                       ----------------------------------------------------------------------------
                                       A                                    12                   10
                                       ----------------------------------------------------------------------------
                                       BBB                                  11                   10
                                       ----------------------------------------------------------------------------
                                       NR (NOT RATED)                        8                    6
                                       ----------------------------------------------------------------------------
                                                                           100%                 100%

                                       [2 PIE CHARTS]

                                       YEARS TO MATURITY                 ON 8/31/95          ON 8/31/94
                                       ----------------------------------------------------------------------------
                                       1-10 YEARS                            6%                  14%
                                       ----------------------------------------------------------------------------
                                       10-20 YEARS                          44                   48
                                       ----------------------------------------------------------------------------
                                       20+ YEARS                            50                   38
                                       ----------------------------------------------------------------------------
                                                                           100%                 100%

                                       [2 PIE CHARTS]

                                       AVERAGE MATURITY                  ON 8/31/95          ON 8/31/94
                                       ----------------------------------------------------------------------------
                                                                         19.8 YEARS          16.6 YEARS
                                       ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

FLORIDA TAX-FREE INCOME FUND
August 31, 1995
(Dollars in thousands)

                                                                                       PRINCIPAL AMOUNT     VALUE
===================================================================================================================
ADVANCE                 Dunedin, Mease Health Care, Rev., 6.75%,
REFUNDED                  to be called 11-15-11 @ 114                                     $  750           $  856
OBLIGATIONS             -------------------------------------------------------------------------------------------
SECURED AS TO           Jacksonville Health Facilities Auth.,
PRINCIPAL AND             Memorial Medical Center Proj., Rev., 6.75%
INTEREST BY               to be called 05-01-11 @ 113                                      2,000            2,263
OBLIGATIONS             -------------------------------------------------------------------------------------------
OF THE                  Volusia County Health Facilities Auth.,
UNITED STATES             Memorial Health Systems, Hospital Facilities
GOVERNMENT                Rev., 8.25%, to be called 6-01-20 @ 116                          1,940            2,265
                        -------------------------------------------------------------------------------------------
                        West Palm Beach Community ReDev. Agcy.,
                          Rev., 6.75%, to be called 3-01-10 @ 112                          1,025            1,153
                        ===========================================================================================
                        TOTAL ADVANCE REFUNDED OBLIGATIONS--5.6%                                            6,537

-------------------------------------------------------------------------------------------------------------------

OTHER MUNICIPAL         Board of Education, Public Education Capital
OBLIGATIONS               Outlay, Rev., 5.25% and 7.25%, 2014 and 2023                     4,890            4,624
                        -------------------------------------------------------------------------------------------
                        Broward County:
                          North Site Proj., Resource Recovery Rev., 7.95%, 2008              915            1,025
                          School District, Gen. Oblg., 6.00%, 2007                         4,000            4,214
                          South Site Proj., Resource Recovery Rev., 7.95%, 2008              970            1,087
                        -------------------------------------------------------------------------------------------
                        Charlotte County, Utility System, Rev.,
                          5.25% and 6.75%,  2021 and 2013                                  2,250            2,103
                        -------------------------------------------------------------------------------------------
                        Dade City Governmental Leasing Corp.,
                          Department of Health and Rehabilitative
                          Services, Rev., 9.00%, 2020                                      1,025            1,105
                        -------------------------------------------------------------------------------------------
                        Dade County:
                          Housing Finance Auth., Single Family Mortgage,
                            Rev., 7.25%, 2023                                                370              391
                          Public Facilities, Jackson Memorial Hospital,
                            Rev., 4.875%, 2015                                             3,500            3,070
                          School District, Gen. Oblg., 5.00%, 2013                         3,115            2,846
                        -------------------------------------------------------------------------------------------
                        Department of Natural Resources,
                          Rev., 6.75%, 2013                                                1,000            1,079
                        -------------------------------------------------------------------------------------------
                        Department of Transportation, Turnpike Auth.,
                          Rev., 5.00%, 2014                                                1,750            1,598
                        -------------------------------------------------------------------------------------------
                        Dunedin City, Utility System Rev., 4.50%, 2014                     1,770            1,495
                        -------------------------------------------------------------------------------------------
                        Duval County Housing Finance Auth.,
                          GNMA Mortgage-Backed Securities Program,
                          Single Family Mortgage Rev., 7.25%, 2019                           550              581
                        -------------------------------------------------------------------------------------------
                        Escambia County Housing Finance Auth.,
                          Multi-County Program, Single Family
                          Mortgage Rev., 6.90%, 2020 and 2021                              2,805            2,934
                        -------------------------------------------------------------------------------------------
                        Gainesville, Utility System Rev., 6.50%, 2010                      1,370            1,525
                        -------------------------------------------------------------------------------------------
                        Halifax Hospital Medical Center,
                          Hospital Rev., 6.75%, 2006                                       3,475            3,823
                        -------------------------------------------------------------------------------------------
                        Hillsborough County:
                          Aviation Auth.,Tampa International Airport,
                            Rev., 6.90%, 2011                                              1,250            1,356
                          Housing Finance Auth., Single Family Mortgage
                            Rev., 7.30%, 2022                                                345              365
                          Utility Rev., 7.00%, 2014                                        1,325            1,391
                        -------------------------------------------------------------------------------------------
                        Housing Finance Agcy., GNMA Collateralized
                          Home Ownership, Rev., 7.90%, 2022                                1,480            1,593
                        -------------------------------------------------------------------------------------------
                        Jacksonville:
                          Capital Improvement, Rev., 5.50%, 2019                           1,500            1,425
                          Electric Auth., Saint Johns River Power Park System,
                            Rev., 5.25% and 5.50%, 2013 and 2021                           2,500            2,361
                          Health Facilities Auth., Daughters of Charity,
                            Rev., 5.00%, 2015                                              1,700            1,530
                        -------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
===================================================================================================================
                        Kissimmee Utilities Auth., Electric System
                          Improvement and Rev., 5.25%, 2018                               $3,215           $2,957
                        -------------------------------------------------------------------------------------------
                        Lake City,  Utilities Rev., 5.00%, 2018                            2,000            1,778
                        -------------------------------------------------------------------------------------------
                        Lake County:
                          NRG/Recovery Group Proj.,Resource Recovery
                            Rev., 5.95%, 2013                                              3,120            2,939
                          Village Center Community Dev. District
                            Utility Rev., 5.00%, 2013                                      2,500            2,282
                        -------------------------------------------------------------------------------------------
                        Leesburg, Regional Medical Center Proj.,
                          Hospital Rev., 5.70%, 2018                                       1,000              916
                        -------------------------------------------------------------------------------------------
                        Manatee County:
                          Gen. Oblg., 4.75%, 2013                                          1,000              875
                          Public Utilities, Rev., 5.00%, 2013                              2,000            1,826
                        -------------------------------------------------------------------------------------------
                        Martin County, Industrial Dev. Auth.,
                          Indiantown Cogeneration, L.P. Proj.,
                          Rev., 7.875%, 2025                                               2,325            2,581
                        -------------------------------------------------------------------------------------------
                        Miami Beach ReDev. Agcy., City
                          Center/Historic Convention Village, Tax
                          Increment Rev., 5.875%, 2022                                     3,150            2,896
                        -------------------------------------------------------------------------------------------
                        Nassau County, Intermediate Care Facility, Amelia Island Proj.,
                          Rev., 9.75%, 2023                                                  997            1,103
                        -------------------------------------------------------------------------------------------
                        North Miami, Johnson and Wales University
                          Proj., Educational Facilities Rev.,
                          6.10% and 6.125%, 2013 and 2020                                  4,785            4,696
                        -------------------------------------------------------------------------------------------
                        Orange County:
                          Health Facilities Auth., Hospital Rev., 5.25%, 2020              2,000            1,818
                          Housing Finance Auth., Single Family Mortgage,
                            Rev., 6.75%, 2018                                              3,600            3,754
                          Sales Tax  Rev., 5.375%, 2024                                    3,500            3,221
                        -------------------------------------------------------------------------------------------
                        Orlando and Orange County Expressway Auth.,
                          Junior Lien, Rev., 5.95% and 6.50%,
                          2023 and 2012                                                    4,000            4,012
                        -------------------------------------------------------------------------------------------
                        Palm Beach County:
                          Criminal Justice Facilities, Rev., 7.20%, 2015                     110              131
                          Solid Waste Auth., Rev., 8.75%, 2010                               245              268
                        -------------------------------------------------------------------------------------------
                        Pasco County, Solid Waste Disposal and
                          Resource Recovery System, Rev., 7.80%, 2011                        345              384
                        -------------------------------------------------------------------------------------------
                        Pensacola, Health Facilities Auth.,
                         Daughters of Charity, Rev., 5.25%, 2011                           2,200            2,038
                        -------------------------------------------------------------------------------------------
                        Pinellas County, Pollution Control,
                          Florida Power Corp., Rev., 7.20%, 2014                           2,000            2,146
                        -------------------------------------------------------------------------------------------
                        Pinellas Park, Public Improvement
                          Rev., 5.00%, 2018                                                3,805            3,372
                        -------------------------------------------------------------------------------------------
                        St. Petersburg:
                          Excise Tax Rev., 5.00%, 2016                                     3,935            3,528
                          Health Facilities Auth., St. Anthony Health Care Center,
                            Rev., 6.75% and 7.00%, 2021 and 2015                           1,500            1,617
                        -------------------------------------------------------------------------------------------
                        Sarasota, Water and Sewer System,
                          Rev., 4.50%, 2016                                                3,000            2,500
                        -------------------------------------------------------------------------------------------
                        South Florida, Water Management
                          District, 5.25%, 2015                                            1,000              935
                        -------------------------------------------------------------------------------------------
                        Sunrise, Public Facilities,
                          Rev., 6.50%, 2007                                                1,000            1,092
                        -------------------------------------------------------------------------------------------
                        Tampa Sports Auth., Special Purpose
                          Bonds, 5.75%, 2020                                               1,825            1,818
                        -------------------------------------------------------------------------------------------
                        Vero Beach, Electric Rev., 5.375%, 2021                            2,000            1,863
                        -------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
===================================================================================================================
                        Puerto Rico Commonwealth, Highway &
                          Transportation Auth., Rev., 5.50%, 2013                         $1,500          $  1,475
                        -------------------------------------------------------------------------------------------
                        Puerto Rico, Electric Power Auth.,
                          Rev., 5.50%, 2025                                                2,000             1,859
                        -------------------------------------------------------------------------------------------
                        Virgin Islands Public Finance Auth.,
                          Gen. Oblg. Rev., 7.25%, 2018                                     2,100             2,220
                        ===========================================================================================
                        TOTAL OTHER MUNICIPAL OBLIGATIONS--92.4%                                           108,421
                        ===========================================================================================
                        TOTAL OBLIGATIONS--98.0%
                        (COST: $110,766)                                                                   114,958
                        ===========================================================================================
                        MONEY MARKET INSTRUMENTS--1.3%
                        YIELD--3.60%
                        DUE--SEPTEMBER 1995
                        (COST: $1,500)                                                     1,500             1,500
                        ===========================================================================================
                        TOTAL INVESTMENTS--99.3%
                        (COST: $112,266)                                                                   116,458
                        ===========================================================================================
                        CASH AND OTHER ASSETS, LESS LIABILITIES--.7%                                           834
                        ===========================================================================================
                        NET ASSETS--100%                                                                  $117,292
                        ===========================================================================================


NOTE TO PORTFOLIO INVESTMENTS

Based on the cost of investments of $112,266,000 for federal income tax purposes at August 31, 1995, the aggregate gross unrealized appreciation was $5,317,000, the aggregate gross unrealized depreciation was $1,125,000 and the net unrealized appreciation of investments was $4,192,000.

See accompanying Notes to Financial Statements.

                                       PERFORMANCE UPDATE

                                       KEMPER NEW JERSEY TAX-FREE INCOME FUND

                                       NEW JERSEY TOTAL RETURNS*

                                       For period ended August 31, 1995
                                       (adjusted for the maximum sales charge)

                                       KEMPER NEW JERSEY TAX-FREE INCOME FUNDS

                                                                                 LIFE OF
                                                                                  CLASS
                                       ------------------------------------------------------------------------
                                       KEMPER NEW JERSEY TAX-FREE
                                       INCOME FUND CLASS A                        0.15%       (Since 3/15/95)
                                       ------------------------------------------------------------------------
                                       KEMPER NEW JERSEY TAX-FREE
                                       INCOME FUND CLASS B                        0.69%       (Since 3/15/95)
                                       ------------------------------------------------------------------------
                                       KEMPER NEW JERSEY TAX-FREE
                                       INCOME FUND CLASS C                        4.75%       (Since 3/15/95)
                                       ------------------------------------------------------------------------

                                       Past performance is not predictive of
                                       future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

                                       * Total return measures net investment
                                       income and capital gain or loss from
                                       portfolio investments, assuming
                                       reinvestment of all dividends and for
                                       A Shares adjustment for the maximum
                                       sales charge of 4.5% and for B Shares
                                       adjustment for the applicable contingent deferred sales charge of 4%. There is no sales charge for C Shares. Total return reflects aggregate charge. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.


                                       KEMPER NEW JERSEY TAX-FREE INCOME FUND

                                       PORTFOLIO COMPOSITION                    ON 8/31/95
                                       ------------------------------------------------------------------------
                                       REVENUE BONDS                               72%
                                       ------------------------------------------------------------------------
                                       GENERAL OBLIGATION BONDS                    26
                                       ------------------------------------------------------------------------
                                       CASH AND EQUIVALENTS                         2
                                       ------------------------------------------------------------------------
                                                                                  100%

                                  [1 PIE CHART
                                  ON 8/31/95]

                                       - Revenue bonds
                                       - General obligation bonds
                                       - Cash and equivalents

                                                            PORTFOLIO STATISTICS

                                       QUALITY                         ON 8/31/95
                                       AAA                                 70%
                                       ------------------------------------------
                                       AA                                  11
                                       ------------------------------------------
                                       A                                   13
                                       ------------------------------------------
                                       BBB                                  3
                                       ------------------------------------------
                                       NR (not rated)                       3
                                       ------------------------------------------
                                                                          100%

                                        [1 PIE CHART]


                                       YEARS TO MATURITY               ON 8/31/95
                                       10-20 years                         30%
                                       ------------------------------------------
                                       20+ years                           70
                                       ------------------------------------------
                                                                          100%

                                        [1 PIE CHART]



                                       AVERAGE MATURITY                ON 8/31/95
                                                                       22.5 years
                                       ------------------------------------------

PORTFOLIO OF INVESTMENTS

NEW JERSEY TAX-FREE INCOME FUND
August 31, 1995
(Dollars in thousands)

                                                                                    PRINCIPAL AMOUNT    VALUE
MUNICIPAL               Atlantic City Board of Education, Gen. Oblg., 6.15%, 2015          $150          $153
OBLIGATIONS             -------------------------------------------------------------------------------------
                        Building Auth., Rev., 5.00%, 2019                                   100            89
                        -------------------------------------------------------------------------------------
                        Cape May County, Municipal Utilities Auth.,
                         Rev., 6.00%, 2011                                                   15            16
                        -------------------------------------------------------------------------------------
                        Chatham Borough, Gen. Oblg., 5.80%, 2015                             32            32
                        -------------------------------------------------------------------------------------
                        Delran Township, Gen. Oblg., 5.90%, 2017                             75            75
                        -------------------------------------------------------------------------------------
                        Economic Dev. Auth.:
                         Market Transition Facility, Rev., 5.875%, 2011                      90            91
                         Natural Gas Facilities, National Gas Company
                           Proj., Rev., 6.25%, 2024                                          35            36
                         Pollution Control, Public Service Electric and
                           Gas Company Proj., Rev., 6.40%, 2032                              90            94
                         Rev., Saint Barnabas Realty Dev. Corp. Proj.,
                           5.25%, 2020                                                        5             5
                         Water Facilities
                           American Water Company Proj., Rev.,
                            5.35%, 2023                                                      95            89
                           Middlesex Water Company Proj., Rev.,
                            5.25%, 2023                                                      15            14
                        -------------------------------------------------------------------------------------
                        Educational Facilities Auth.:
                         Caldwell College, Rev., 7.25%, 2025                                 50            50
                         Jersey City State College, Rev., 6.125%, 2022                       50            51
                         Rider College, Rev., 6.20%, 2017                                   115           118
                        -------------------------------------------------------------------------------------
                        Essex County, Improvement Auth., Rev.,
                         5.50% and 7.00%, 2020 and 2024                                      50            51
                        -------------------------------------------------------------------------------------
                        Evesham, Municipal Utilities Auth., Rev.,
                         5.55%, 2018                                                         40            39
                        -------------------------------------------------------------------------------------
                        Great Meadows Regional School District,
                         Gen. Oblg., 5.90%, 2018                                            150           150
                        -------------------------------------------------------------------------------------
                        Health Care Facilities Financing Auth.:
                         Atlantic City Medical Center, Rev., 6.80%, 2011                    150           157
                         Dover General Hospital and Medical Center,
                           Rev., 5.875%, 2012                                               165           167
                         Hackensack Medical Center, Rev., 6.625%, 2017                       15            16
                         Jersey Shore Medical Center, Rev., 6.25%, 2016                     100           103
                         JFK Health System, Rev., 5.50%, 2023                                70            66
                         Riverview Medical Center, Rev., 5.50%, 2018                         25            24
                         Somerset Medical Center, Rev., 5.20%, 2024                          45            41
                         Southern Ocean County Hospital, Rev.,
                           6.125%, 2013                                                     120           116
                        -------------------------------------------------------------------------------------
                        Housing and Mortgage Finance Agcy., Home Buyer
                         Program, Rev., 5.375% to 6.35%, 2025 through 2027                  200           190
                        -------------------------------------------------------------------------------------
                        Jersey City, Gen. Oblg., 6.60%, 2011                                 40            43
                        -------------------------------------------------------------------------------------
                        Lacey, Municipal Utilities Auth., 5.50%, 2019                       130           125
                        -------------------------------------------------------------------------------------
                        Lower Cape May, Gen. Oblg., 5.80%, 2014                              40            40
                        -------------------------------------------------------------------------------------
                        Monroe Township, Gloucester County, Gen. Oblg.,
                         5.20%, 2015                                                        125           118
                        -------------------------------------------------------------------------------------
                        Monroe Township, Middlesex County, Municipal
                         Utilities Auth., Rev., 5.50%, 2017                                  60            58
                        -------------------------------------------------------------------------------------
                        Newark, Gen. Oblg., 5.875% and 6.00%,
                         2010 and 2015                                                      105           106
                        -------------------------------------------------------------------------------------

                                                        PORTFOLIO OF INVESTMENTS

                                                                                         PRINCIPAL AMOUNT    VALUE
                        North Brunswick Township, Gen. Oblg.,
                         6.10% and 6.30%, 2010 and 2015                                        $  135        $141
                        -----------------------------------------------------------------------------------------
                        Passaic County, Gen. Oblg., 5.00%, 2017                                    45          41
                        -----------------------------------------------------------------------------------------
                        Passaic Valley, Sewerage Commissioners,
                         5.75% and 5.875%, 2015 and 2022                                          150         149
                        -----------------------------------------------------------------------------------------
                        Paulsboro Borough, Gen. Oblg., 5.80%, 2014                                 15          15
                        -----------------------------------------------------------------------------------------
                        Perth Amboy, Gen. Oblg., 5.40%, 2018                                       50          47
                        -----------------------------------------------------------------------------------------
                        Port Auth. of New York and New Jersey, Rev.,
                         5.00% to 5.25%, 2011 through 2021                                        190         175
                        -----------------------------------------------------------------------------------------
                        Rutgers State University, Rev., 5.25%, 2015                                15          14
                        -----------------------------------------------------------------------------------------
                        Salem County, Pollution Control Financing
                         Auth., Public Service Electric and Gas Company
                           Proj., Rev., 5.55%, 2033                                                90          85
                        -----------------------------------------------------------------------------------------
                        Sports and Exposition Auth., 6.00%, 2013                                  100         102
                        -----------------------------------------------------------------------------------------
                        Spotswood Borough, Gen. Oblg., 5.70%, 2015                                110         111
                        -----------------------------------------------------------------------------------------
                        Turnpike Auth., Rev., 6.50%, 2016                                         200         216
                        -----------------------------------------------------------------------------------------
                        Puerto Rico Commonwealth:
                         Electric Power Auth., Rev., 6.125%, 2021                                 200         201
                         Gen. Oblg., 5.25%, 2018                                                   55          51
                         Highway and Transportation Auth., Rev., 5.50%, 2019                      100          96
                         Housing and Finance Agcy., Rev., 6.25%, 2029                              90          91
                         Tourist Educational, Medical and Environmental
                           Control Facilities, Pila Hospital Proj., Rev., 6.25%, 2032             100         101
                        -----------------------------------------------------------------------------------------
                        Virgin Islands Public Finance Auth., Matching Fund
                         Loan, Rev., 7.25%, 2018                                                   75          79
                        =========================================================================================
                        TOTAL INVESTMENTS--98.4%
                        (COST: $4,184)                                                                      4,238
                        =========================================================================================
                        CASH AND OTHER ASSETS, LESS LIABILITIES--1.6%                                          71
                        =========================================================================================
                        NET ASSETS--100%                                                                   $4,309
                        =========================================================================================


NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $4,184,000 for federal income tax purposes at August 31, 1995, the aggregate gross unrealized appreciation was $61,000, the aggregate gross unrealized depreciation was $7,000 and the net unrealized appreciation of investments was $54,000.

See accompanying Notes to Financial Statements.

PERFORMANCE UPDATE
KEMPER NEW YORK TAX-FREE INCOME FUND

                                       NEW YORK AVERAGE ANNUAL TOTAL RETURNS*

                                       For periods ended August 31, 1995
                                       (adjusted for the maximum sales charge)

                                       KEMPER NEW YORK TAX-FREE INCOME FUNDS
                                                                                             LIFE OF
                                                                         1 YEAR    5 YEAR     CLASS
                                       ----------------------------------------------------------------------------------
                                       KEMPER NEW YORK TAX-FREE
                                       INCOME FUND CLASS A                2.73%     8.84%      7.46%     (Since 12/31/85)
                                       ----------------------------------------------------------------------------------
                                       KEMPER NEW YORK TAX-FREE
                                       INCOME FUND CLASS B                3.65%      N/A       3.54%     (Since 5/31/95)
                                       ----------------------------------------------------------------------------------
                                       KEMPER NEW YORK TAX-FREE
                                       INCOME FUND CLASS C                6.64%      N/A       5.87%     (Since 5/31/95)
                                       ----------------------------------------------------------------------------------

                                       GROWTH OF AN ASSUMED $10,000 INVESTMENT
                                       IN KEMPER NEW YORK TAX-FREE INCOME FUND
                                       CLASS A FROM 12/31/85 THROUGH 8/31/95
                                       ------------------------------------------------------
                                        12/31/85             10000        10000        10000
                                       ------------------------------------------------------
                                        12/31/88             11461        13342        11025
                                       ------------------------------------------------------
                                        12/31/91             15419        17784        12617
                                       ------------------------------------------------------
                                        12/31/94             18117        20606        13696
                                       ------------------------------------------------------
                                        8/31/95              20044        23097        13989
                                       ------------------------------------------------------

                                       - Kemper New York Tax-Free Income Class
                                         A(1)
                                       - Lehman Brothers Municipal Bond Index +
                                       - Consumer Price Index ++

                                       GROWTH OF AN ASSUMED $10,000 INVESTMENT
                                       IN KEMPER NEW YORK TAX-FREE INCOME FUND
                                       CLASS B FROM 5/31/94 THROUGH 8/31/95
                                       ------------------------------------------------------
                                        5/31/94             10000        10000         10000
                                       ------------------------------------------------------
                                        9/30/94              9933.9      10007         10129
                                       ------------------------------------------------------
                                        12/31/94             9771.1       9864         10149
                                       ------------------------------------------------------
                                        3/31/95             10373.8      10561         10264
                                       ------------------------------------------------------
                                        6/30/95             10676.6      10816         10339
                                       ------------------------------------------------------
                                        8/31/95             10444.4      11057         10366
                                       ------------------------------------------------------

                                       - Kemper New York Tax-Free Income Class
                                         B(1)
                                       - Lehman Brothers Municipal Bond Index +
                                       - Consumer Price Index ++

                                       GROWTH OF AN ASSUMED $10,000 INVESTMENT
                                       IN KEMPER NEW YORK TAX-FREE INCOME FUND
                                       CLASS C FROM 5/31/94 THROUGH 8/31/95
                                       ------------------------------------------------------
                                        5/31/94              10000        10000        10000
                                       ------------------------------------------------------
                                        9/30/94               9901        10007        10129
                                       ------------------------------------------------------
                                        12/31/94              9770         9864        10149
                                       ------------------------------------------------------
                                        3/31/95              10364        10561        10264
                                       ------------------------------------------------------
                                        6/30/95              10560        10816        10339
                                       ------------------------------------------------------
                                        8/31/95              10739        11057        10366
                                       ------------------------------------------------------

                                       - Kemper New York Tax-Free Income Class
                                         B(1)
                                       - Lehman Brothers Municipal Bond Index +
                                       - Consumer Price Index ++

                                       Past performance is not predictive of
                                       future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

                                       * Average annual total return measures
                                       net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 4.5% and for B Shares adjustment for the applicable contingent deferred sales charge of 3%. There is no sales charge for C Shares. Average annual total return reflects annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report

                                       (1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper State Tax-Free Income Funds to the Lehman Brothers Municipal Bond Index, you should note that the funds' performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

                                       + The Lehman Brothers Municipal Bond
                                       Index includes approximately 15,000
                                       bonds. To be included in the index a
                                       municipal bond must meet the following
                                       criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last 5 years, and have a maturity of at least 2 years. Bond subject to AMT, variable rate bonds and zero coupon bonds are excluded from the index. Source is Towers Data Systems.

                                       ++ The Consumer Price Index is a
                                       statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

PORTFOLIO STATEMENTS


                                       KEMPER NEW YORK TAX-FREE INCOME FUND


                                       PORTFOLIO COMPOSITIONS       ON 8/31/95       ON 8/31/94
                                       -----------------------------------------------------------
                                       Revenue bonds                    92%               91%
                                       -----------------------------------------------------------
                                       General obligation bonds          6                 7
                                       -----------------------------------------------------------
                                       Cash and equivalents              2                 2
                                       -----------------------------------------------------------
                                                                       100%              100%


                                        [2 PI CHARTS)

                                        / /  Revenue Bonds
                                        / /  General obligation bonds
                                        / /  Cash and equivalents




                                       QUALITY           On 8/31/95            On 8/31/94
                                       ----------------------------------------------------
                                       AAA                    53%                   42%
                                       ----------------------------------------------------
                                       AA                     28                    28
                                       ----------------------------------------------------
                                       A                       9                    11
                                       ----------------------------------------------------
                                       BBB                     8                    17
                                       ----------------------------------------------------
                                       NR                      2                     2
                                       ----------------------------------------------------
                                                             100%                  100%

                                        [2 PI CHARTS]

                                        / /  AAA
                                        / /  AA
                                        / /  A
                                        / /  BBB
                                        / /  NR


                                       YEARS TO MATURITY     On 8/31/95        On 8/31/94
                                      ----------------------------------------------------
                                       1-10 years                 7%                15%
                                      ----------------------------------------------------
                                       10-20 years               36                 51
                                      ----------------------------------------------------
                                       20+ years                 57                 34
                                      ----------------------------------------------------
                                                                100%               100%

                                        [2 PI CHARTS]

                                        / /  1 - 10 Years
                                        / /  10 - 20 Years
                                        / /  20+ Years



                                      AVERAGE MATURITY          On 8/31/95          On 8/31/94
                                      ---------------------------------------------------------
                                                                20.9 years          16.9 years
                                      ---------------------------------------------------------

PORTFOLIO OF INVESTMENTS

NEW YORK TAX-FREE INCOME FUND
August 31, 1995
(Dollars in thousands)

                                                                                PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
ADVANCE                 Battery Park City Auth., Rev., 8.625%, to be called
REFUNDED                 06-01-05 @ 100                                              $    10          $    13
OBLIGATIONS             -------------------------------------------------------------------------------------
SECURED AS TO           Dormitory Auth., State University Educational
PRINCIPAL AND            Facilities, Rev., 7.25%, to be called
INTEREST BY              05-15-02 @ 102                                                  155              182
OBLIGATIONS             -------------------------------------------------------------------------------------
OF THE                  Medical Care Facilities Finance Agency, Hospital
UNITED STATES            and Nursing Home, Rev., 7.70%, to be called
GOVERNMENT               08-15-00 @ 102                                                4,000            4,658
                        -------------------------------------------------------------------------------------
                        Medical Care, St. Marty Hospital, Rev., 8.25%,
                         to be called 11-01-99 @ 100                                      50               51
                        -------------------------------------------------------------------------------------
                        Mortgage Agency, Homeowner Mortgage, Rev.,
                         8.25%, to be called 04-14-99 @ 102                              330              330
                        -------------------------------------------------------------------------------------
                        Niagara Falls Bridge Commission, Toll Bridge
                         System, Rev., 6.30%, to be called 10-01-02 @ 102              2,450            2,752
                        -------------------------------------------------------------------------------------
                        Power Auth. Electrical, Gen. Purpose, Rev., 8.00%,
                         to be called 01-01-98 @ 102                                   5,320            5,876
                        =====================================================================================
                        TOTAL ADVANCE REFUNDED OBLIGATIONS--4.4%                                       13,862

-------------------------------------------------------------------------------------------------------------

OTHER MUNICIPAL         Babylon, Suffolk County, Gen. Oblg.,
OBLIGATIONS              5.875%, 2009                                                  1,075            1,101
                        -------------------------------------------------------------------------------------
                        Battery Park City Auth., Rev., 5.00% and
                         5.25%, 2013 and 2017                                         12,735           11,354
                        -------------------------------------------------------------------------------------
                        Buffalo and Fort Erie Public Bridge Auth.,
                         Toll Bridge System, Rev., 5.75%, 2025                         7,200            7,059
                        -------------------------------------------------------------------------------------
                        Buffalo Municipal Water Finance Auth.,
                         Water System, Rev., 5.00%, 2012 and 2025                      4,900            4,434
                        -------------------------------------------------------------------------------------
                        Clifton Park Water Auth., Water System, Rev.,
                         5.00%, 2014 and 2018                                          3,250            2,940
                        -------------------------------------------------------------------------------------
                        Dormitory Auth.:
                         City University System, Rev.,
                           5.759% and 7.00%, 2009 and 2018                             4,450            4,661
                         Cornell University, Rev., 7.375%, 2020                        2,000            2,213
                         Fordham University, Rev., 7.20%, 2015                           790              883
                         Ideal Senior Living Center, Rev., 7.625%, 2028                  400              442
                         Judicial Lease Facility, Rev., 7.375%, 2016                     120              147
                         Menorah Campus Inc., Rev., 7.30% and 7.40%,
                           2016 and 2031                                               3,870            4,299
                         Mount Sinai School of Medicine, Rev., 5.15%, 2024             6,000            5,395
                         Special Art School Districts Program, Rev.,
                           7.00%, 2013                                                 1,300            1,418
                         State University Educational Facilities, Rev.,
                           5.50% to 7.50%, 2010 through 2019                           5,500            5,688
                         St. Vincents Hospital and Medical Center,
                           Rev., 7.375%, 2011                                          2,500            2,809
                        -------------------------------------------------------------------------------------
                        Dutchess County Resource Recovery Agency, Solid
                         Waste Mgmt. System, Rev., 7.50%, 2009                         2,000            2,236
                        -------------------------------------------------------------------------------------
                        Energy Research and Dev. Auth.:
                         Brooklyn Union Gas Company, Rev., 5.60% to
                           7.125%, 2020 and 2025                                      10,325            9,938
                         Commonwealth Edison Company,  Rev., 5.25%
                           and 5.375%, 2020 and 2022                                   8,100            7,400
                         Consolidated Edison Company of New York, Inc.,
                           Rev., 6.10% to 7.75%, 2020 through 2025                     9,900           10,372
                         Solid Waste Disposal, Rev., 5.70%, 2028                       2,000            1,895
                        -------------------------------------------------------------------------------------

                                                        PORTFOLIO OF INVESTMENTS


                                                                                PRINCIPAL AMOUNT       VALUE
                        Environmental Facilities Corp.:
                         Huntington Resource Recovery Proj., Rev.,
                           7.50%, 2012                                               $ 3,745          $ 4,188
                         Spring Valley Water Co., Inc., Water Facilities
                           Rev., 5.65%, 2023                                           7,700            7,295
                         State Water Pollution Control, Revolving
                           Fund Rev., 6.50% and 7.25%, 2010 and 2014                   3,500            3,767
                        -------------------------------------------------------------------------------------
                        Erie County, Gen. Oblg., 5.50% and 5.625%,
                         2020 and 2025                                                 1,700            1,630
                        -------------------------------------------------------------------------------------
                        Grand Central District Mgmt. Association,
                         Business Improvement, Rev., 5.125%, 2014                      4,000            3,589
                        -------------------------------------------------------------------------------------
                        Housing Finance Agcy.:
                         Multi-Family Mortg. Rev., 6.95%, 2012                         1,500            1,594
                         Service Contract Oblg., Rev.,
                           7.25% and 7.30%, 2012                                       4,000            4,323
                         State University Construction, Rev., 8.00%, 2011                200              244
                         West-H.E.L.P. Housing, Rev., 7.55%, 2002                      3,990            4,217
                        -------------------------------------------------------------------------------------
                        Local Government Assistance Corp., Rev.,
                         5.50%, 2017                                                   9,000            8,521
                        -------------------------------------------------------------------------------------
                        Medical Care Facilities Finance Agcy.:
                         Albany Medical Center Hospital, Rev., 8.00%, 2028             1,085            1,206
                         Beth Israel Medical Center, Rev., 5.00%, 2013                 3,750            3,342
                         Booth Silvercrest Nursing Home, Rev., 7.60%, 2029             2,000            2,206
                         Columbian Presbyterian Hospital, Rev., 5.25%, 2014            1,000              932
                         Good Samaritan Hospital, Rev., 7.625%, 2023                   1,000            1,088
                         Hospital and Nurses' Home, Rev., 5.375%, 2025                 3,230            2,965
                         Long Beach Memorial Hospital, Rev., 7.80%, 2025               1,000            1,105
                         Mental Health Service Facilities
                           Improvement, Rev., 5.25% to 7.875%, 2013 through 2023      14,530           14,200
                         Montefiore Medical Center, Rev., 7.25%, 2024                  2,000            2,181
                         Presbyterian Hospital, Rev., 7.875%, 2007                       500              541
                         St. Luke Mortgage, Rev., 5.625%, 2018                         2,625            2,513
                        -------------------------------------------------------------------------------------
                        Mortgage Agency, Homeowner Mortgage,
                         Rev., 5.25% to 8.30%, 2009 through 2022                       9,690            9,798
                        -------------------------------------------------------------------------------------
                        Municipal Assistance Corp. for the City of
                         New York, Rev., 7.625%, 2008                                  4,160            4,655
                        -------------------------------------------------------------------------------------
                        Nassau County, Gen. Oblg., 5.70%, 2013                         1,360            1,361
                        -------------------------------------------------------------------------------------
                        Nassau County, Sewer Districts, Rev.,
                         5.40%, 2012                                                   2,000            1,945
                        -------------------------------------------------------------------------------------
                        New Castle, Public Improvement, Rev.,
                         4.75%, 2009 through 2011                                        925              847
                        -------------------------------------------------------------------------------------
                        New York City, Gen. Oblg., 7.60% to 8.00%,
                         1998 through 2006                                             3,040            3,317
                        -------------------------------------------------------------------------------------
                        New York City Housing Dev. Corp.,
                         Multi-Unit Mortgage, Rev., 7.30%, 2010                        8,800            9,496
                        -------------------------------------------------------------------------------------
                        New York City Municipal Water Finance Auth.,
                         Water and Sewer System, Rev., 5.375% and
                         6.00%,  2019 and 2025                                        11,000           10,594
                        -------------------------------------------------------------------------------------
                        New York City Transit Auth.,
                         Livingston Plaza Proj., Rev., 5.40%, 2018                     8,180            7,733
                        -------------------------------------------------------------------------------------
                        Niagara County, Water Treatment Plant,
                         Gen. Oblg., 7.00% and 7.25%,
                         2011 and 2012                                                 1,215            1,344
                        -------------------------------------------------------------------------------------
                        Niagara Falls Bridge Commission,
                         Toll Bridge System, Rev., 5.25%, 2015                         1,215            1,151
                        -------------------------------------------------------------------------------------
                        Niagara Frontier Transportation Auth.,
                         Greater Buffalo International Airport,
                         Airport Rev., 6.125%, 2014                                    3,000            3,041
                        -------------------------------------------------------------------------------------
                        North Country New York Dev.
                         Auth., Solid Waste Management System,
                         Rev., 6.75%, 2012                                             3,140            3,186
                        -------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                                                                                PRINCIPAL AMOUNT       VALUE
                        North Hempstead, Solid Waste Management
                         Auth., Solid Waste Management,
                         Rev., 5.00%, 2012                                           $  3,375        $  3,122
                        -------------------------------------------------------------------------------------
                        Port Auth. of New York and New Jersey,
                         Consolidation Bonds, Rev., 5.20% to
                         8.00%, 2013 through 2023                                      10,550          10,125
                        -------------------------------------------------------------------------------------
                        Power Auth., General Purpose, Rev., 5.25%, 2018                 5,000           4,634
                        -------------------------------------------------------------------------------------
                        Suffolk County Water Auth., Water System,
                         Rev., 5.00% and 7.375%, 2012 and 2013                          6,170           5,635
                        -------------------------------------------------------------------------------------
                        Sullivan County, Public Improvement,
                         Rev., 4.75%, 2009 and 2010                                     1,770           1,629
                        -------------------------------------------------------------------------------------
                        Syracuse:
                         Public Improvement, Rev., 4.75%, 2014                          2,230           1,929
                         Onondaga County Airport Improvement,
                           Gen. Oblg., 6.00% and 6.125%, 2014                           2,135           2,171
                        -------------------------------------------------------------------------------------
                        Thruway Auth.:
                         General Rev., 5.00%, 2020                                      8,250           7,258
                         Highway and Bridge Trust Fund, 5.50%, 2015                     5,000           4,809
                         Local Highway and Bridge Service Contract,
                           Rev., 7.25%, 2010                                            1,890           2,021
                        -------------------------------------------------------------------------------------
                        Triborough Bridge and Tunnel Auth.,
                         Gen. Purpose Rev., 4.75% to 6.125%,
                         2017 through 2021                                             14,125          13,355
                        -------------------------------------------------------------------------------------
                        Ulster County, Resource Recovery Agency,
                         Solid Waste System, Rev., 5.90% and
                         6.00%, 2007 and 2014                                           4,100           3,982
                        -------------------------------------------------------------------------------------
                        Urban Dev. Corp.:
                         Correctional Facilities, Rev., 5.00% to 5.50%,
                           2017 through 2025                                           12,450          11,439
                         Syracuse University, Center for Science
                           and Technology, Rev., 7.75%, 2008                              200             214
                        -------------------------------------------------------------------------------------
                        Puerto Rico Commonwealth Gen.Oblg.,
                         5.00%, 2021                                                    4,200           3,737
                        -------------------------------------------------------------------------------------
                        Virgin Islands Housing Finance Auth.,
                         GNMA Collateralized Home Mortgage,
                         Rev., 8.10%, 2018                                                 75              80
                        -------------------------------------------------------------------------------------
                        Virgin Islands Public Finance Auth.,
                         Matching Fund Loan, Rev., 7.25%, 2018                          7,100           7,505
                        =====================================================================================
                        Total Other Municipal Obligations--94.0%                      300,444
                        =====================================================================================
                        Total Obligations--98.4%
                        (Cost: $301,551)                                              314,306
                        =====================================================================================
                        Money Market Instruments--1.1%
                        Yield--3.45% to 3.50%
                        Due--August, 1995
                        (Cost: $3,500)                                               $  3,500           3,500
                        =====================================================================================
                        Total Investments--99.5%
                        (Cost: $305,051)                                                              317,806
                        =====================================================================================
                        Cash and Other Assets, Less Liabilities--.5%                                    1,671
                        =====================================================================================
                        Net Assets--100%                                                             $319,477
                        =====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $305,051,000 for federal income tax purposes at August 31, 1995, the aggregate gross unrealized appreciation was $14,492,000, the aggregate gross unrealized depreciation was $1,737,000 and the net unrealized appreciation of investments was $12,755,000.

See accompanying Notes to Financial Statements.

KEMPER PENNSYLVANIA TAX-FREE INCOME FUND
PERFORMANCE UPDATE

PENNSYLVANIA TOTAL RETURNS*

For periods ended August 31, 1995 (adjusted for the maximum sales charge)


                                       PENNSYLVANIA TAX-FREE INCOME FUNDS
                                                                            LIFE OF
                                                                             CLASS
                                       -----------------------------------------------------------
                                       Kemper Pennsylvania Tax-Free
                                       Income Fund Class A                   0.77% (Since 3/15/95)
                                       -----------------------------------------------------------
                                       Kemper Pennsylvania Tax-Free
                                       Income Fund Class B                   1.05 (Since 3/15/95)
                                       -----------------------------------------------------------
                                       Kemper Pennsylvania Tax-Free
                                       Income Fund Class C                   5.18 (Since 3/15/95)
                                       -----------------------------------------------------------


                                       KEMPER PENNSYLVANIA TAX-FREE INCOME FUND

                                       PROTFOLIO COMPOSITION          On 8/31/95
                                       REVENUE BONDS                      81%
                                       --------------------------------------
                                       GENERAL OBLIGATION BONDS           17
                                       --------------------------------------
                                       CASH AND EQUIVALENTS                2
                                       --------------------------------------
                                                                         100%

                                       [PIE CHART]

                                       Past performance is not predictive of
                                       future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

                                       * Total return measures net investment
                                       income and capital gain or loss from
                                       portfolio investments, assuming
                                       reinvestment of all dividends and for A
                                       Shares adjustment for the maximum sales
                                       charge of 4.5% and for B Shares
                                       adjustment for the applicable contingent deferred sales charge of 4%. There is no sales charge for C Shares. Total return reflects aggregate charge. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

PORTFOLIO STATISTICS


                                       QUALITY                           ON 8/31/95
                                       --------------------------------------------
                                       AAA                                   78%
                                       --------------------------------------------
                                       AA                                     2
                                       --------------------------------------------
                                       A                                      6
                                       --------------------------------------------
                                       BBB                                    7
                                       --------------------------------------------
                                       NR                                     7
                                       --------------------------------------------
                                                                            100%


                                       [1 PIE CHART
                                       Dated 8/31/95]

                                       YEARS TO MATURITY              ON 8/31/95
                                       1-10 YEARS                          3%
                                       -----------------------------------------
                                       10-20 YEARS                        70
                                       -----------------------------------------
                                       20+ YEARS                          27
                                       -----------------------------------------
                                                                         100%

                                       [1 PIE CHART
                                       Dated 8/31/95]

                                       AVERAGE MATURITY               ON 8/31/95
                                                                      23.7 years
                                       -----------------------------------------

                                                        PORTFOLIO OF INVESTMENTS


PENNSYLVANIA TAX-FREE INCOME FUND
August 31, 1995
(Dollars in thousands)


                                                                                PRINCIPAL AMOUNT   VALUE
MUNICIPAL               Bangor Area School District, Rev., 5.375%, 2015               $ 40          $ 37
OBLIGATIONS             --------------------------------------------------------------------------------
                        Boyertown Area School District, Gen. Oblg.,
                         5.25%, 2012                                                    35            34
                        --------------------------------------------------------------------------------
                        Bucks County:
                         Industrial Dev. Auth. Grand View Hospital,
                           Rev., 5.25%, 2021                                            50            46
                         Water and Sewer Auth., Rev., 5.375%, 2013                      35            33
                        --------------------------------------------------------------------------------
                        Cambria County, Gen. Oblg., 5.875%, 2008                        15            16
                        --------------------------------------------------------------------------------
                        Central Bucks School District, Gen. Oblg.,
                         5.40%, 2014                                                    20            19
                        --------------------------------------------------------------------------------
                        Convention Center Auth., Rev., 6.75%, 2019                      85            88
                        --------------------------------------------------------------------------------
                        Delaware County Auth., Villanova University, Rev.,
                         5.50% and 5.80%, 2023 and 2025                                 70            68
                        --------------------------------------------------------------------------------
                        Delaware County Industrial Dev. Auth., Philadelphia
                         Suburban Water, Rev., 6.35%, 2025                             100           101
                        --------------------------------------------------------------------------------
                        Erie County, Gen. Oblg., 5.25%, 2012                            15            14
                        --------------------------------------------------------------------------------
                        State Gen. Oblg., 5.375%, 2013                                  15            14
                        --------------------------------------------------------------------------------
                        Hampton Township School District, Gen. Oblg.,
                         5.90%, 2015                                                    40            40
                        --------------------------------------------------------------------------------
                        Higher Educational Facilities Auth.:
                         Bryn Mawr College, Rev., 6.00%, 2015                           15            15
                         State System of Higher Education, Rev., 6.20%, 2019            15            15
                        --------------------------------------------------------------------------------
                        Industrial Dev. Auth., Economic Development, Rev.,
                         5.50% and 6.00%, 2014 and 2012                                 80            80
                        --------------------------------------------------------------------------------
                        Lackawanna County, Gen. Oblg., 6.00%, 2011                      15            15
                        --------------------------------------------------------------------------------
                        Lawrence County, Gen. Oblg., 5.00%, 2018                        60            54
                        --------------------------------------------------------------------------------
                        Lehigh County General Purpose Auth., Lehigh
                         Valley Hospital, Inc., Rev., 5.875%, 2015                      85            84
                        --------------------------------------------------------------------------------
                        Lehigh County Industrial Dev. Auth.,
                         Pennsylvania Power & Light Company Proj.,
                         Rev., 6.15% and 6.40%, 2029                                   115           117
                        --------------------------------------------------------------------------------
                        Lower Providence Township, Gen. Oblg.,
                         6.00%, 2024                                                    20            20
                        --------------------------------------------------------------------------------
                        McKean County Hospital Auth., Bradford Hospital
                         Proj., Rev., 5.375%, 2003                                      65            61
                        --------------------------------------------------------------------------------
                        Meadville Area Water Auth., Rev., 5.125% and 5.35%,
                         2014 and 2022                                                  85            79
                        --------------------------------------------------------------------------------
                        Montgomery County Higher Education and
                         Health Auth., Abington Memorial Hospital,
                         Rev., 5.125%, 2024                                             85            75
                        --------------------------------------------------------------------------------
                        Northampton County Industrial Dev. Auth.,
                         Metropolitan Edison Company Proj.,
                         Rev., 6.10%, 2021                                              90            91
                        --------------------------------------------------------------------------------
                        Philadelphia:
                         Airport System, Rev., 6.10%, 2025                              85            85
                         Gas Works Rev., 6.375%, 2014                                   15            16
                         Water and Wastewater Rev., 5.00% and 6.25%,
                           2016 and 2012                                                65            67
                        --------------------------------------------------------------------------------
                        Pittsburgh Water and Sewer Auth., Rev., 5.60%, 2022             85            82
                        --------------------------------------------------------------------------------
                        Punxsutawney Area School District, Gen
                         Oblg., 5.90%, 2020                                             50            50
                        --------------------------------------------------------------------------------
                        Schuylkill County Industrial Dev. Auth.,
                         Schuylkill Energy Resources Inc. Proj.,
                         Rev., 6.50%, 2010                                              45            45
                        --------------------------------------------------------------------------------
                        Sewickley Valley Hospital Auth., Sewickley
                         Valley Hospital Proj., Rev., 5.75%, 2016                       55            54
                        --------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS


                                                                               PRINCIPAL AMOUNT    VALUE
                        Southeastern Pennsylvania Transportation
                         Auth., Rev., 6.00%, 2015                                     $ 30        $   30
                        --------------------------------------------------------------------------------
                        Turnpike Commission, Rev., 6.25%, 2011                          10            10
                        --------------------------------------------------------------------------------
                        University of Puerto Rico, Rev., 5.25%, 2025                    60            55
                        --------------------------------------------------------------------------------
                        Upper Merion Area School District, Gen. Oblg.,
                         5.50%, 2016                                                    20            19
                        --------------------------------------------------------------------------------
                        Washington County Hospital Auth., The Washington
                          Hospital Proj., Rev., 5.625%, 2023                            30            29
                        --------------------------------------------------------------------------------
                        West Chester Area Municipal Auth., Water Rev.,
                         5.45%, 2012                                                    20            19
                        --------------------------------------------------------------------------------
                        Westmoreland County Industrial Dev. Auth.,
                         Westmoreland Health System Proj.,
                         Rev., 6.00%, 2011                                              15            15
                        --------------------------------------------------------------------------------
                        York County Industrial Dev. Auth.,
                         Public Service Electric and Gas Company
                         Peach Bottom Proj., Rev., 6.45%, 2019                          20            21
                        --------------------------------------------------------------------------------
                        Puerto Rico:
                         Electric Power Auth., Rev., 6.125%, 2021                      100           101
                         Gen. Oblg., 5.50%, 2009                                        15            15
                         Housing and Finance Agcy., Single Family
                           Mortgage, Rev., 6.25%, 2029                                  35            35
                        --------------------------------------------------------------------------------
                        Virgin Islands Public Finance Auth., Rev.,
                         7.25%, 2018                                                   100           106
                        ================================================================================
                        TOTAL INVESTMENTS--97.7%
                        (Cost: $2,037)                                                             2,070
                        ================================================================================
                        CASH AND OTHER ASSETS, LESS LIABILITIES--2.3%                                 48
                        ================================================================================
                        NET ASSETS--100%                                                          $2,118
                        ================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $2,037,000 for federal income tax purposes at August 31, 1995, the aggregate gross unrealized appreciation was $34,000, the aggregate gross unrealized depreciation was $1,000 and the net unrealized appreciation of investments was $33,000.

See accompanying Notes to Financial Statements.

                                                  REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER STATE TAX-FREE INCOME SERIES

   We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Kemper Florida Tax-Free Income Fund (Florida Fund), Kemper New Jersey Tax-Free Income Fund (New Jersey Fund), Kemper New York Tax-Free Income Fund (New York Fund), and Kemper Pennsylvania Tax-Free Income Fund (Pennsylvania Fund), four of the eight investment portfolios comprising Kemper State Tax-Free Income Series (the Trust), as of August 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period ended August 31, 1995 for the Florida Fund and New York Fund and for the period from March 15, 1995 (initial public offering) to August 31, 1995 for the New Jersey Fund and Pennsylvania Fund, and the financial highlights for the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of Kemper State Tax-Free Income Series at August 31, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


                               Chicago, Illinois
                               October 13, 1995

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
(In Thousands)

                                                    FLORIDA            NEW JERSEY        NEW YORK        PENNSYLVANIA
----------------------------------------------------------------------------------------------------------------------
 Assets
----------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $112,266, $4,184,
  $305,051 and $2,037, respectively)                  $116,458            4,238          317,806             2,070
----------------------------------------------------------------------------------------------------------------------
Cash                                                       847              291               26               204
----------------------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                          79               11              120                --
----------------------------------------------------------------------------------------------------------------------
  Investments sold                                          --               66            3,569                16
----------------------------------------------------------------------------------------------------------------------
  Interest                                               2,139               55            4,186                29
----------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                        119,523            4,661          325,707             2,319
======================================================================================================================
 Liabilities and net assets
----------------------------------------------------------------------------------------------------------------------
Payable for:
  Dividends                                                103                4              284                 1
----------------------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                     233               --              153                --
----------------------------------------------------------------------------------------------------------------------
  Investments purchased                                  1,789              346            5,525               198
----------------------------------------------------------------------------------------------------------------------
  Management fee                                            53               --              122                --
----------------------------------------------------------------------------------------------------------------------
  Other                                                     53                2              146                 2
----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                     2,231              352            6,230               201
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                        $    117,292            4,309          319,477             2,118
======================================================================================================================
 Analysis of net assets
----------------------------------------------------------------------------------------------------------------------
Paid-in capital                                   $    112,515            4,266          306,680             2,088
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)
on investments                                             585             (11)               42                (3)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments               4,192               54           12,755                33
----------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING       $    117,292            4,309          319,477             2,118
======================================================================================================================
 The pricing of shares
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net assets applicable to shares outstanding     $115,312.586        2,362.767      315,384.521           977.034
----------------------------------------------------------------------------------------------------------------------
  Shares outstanding, no par value                  11,226.261          242.304       29,208.894            99.614
----------------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per
  share (net assets / shares outstanding)              $10.27             9.75            10.80              9.81
----------------------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset
  value or 4.50% of offering price)                    $10.75            10.21            11.31             10.27
======================================================================================================================
CLASS B SHARES
  Net assets applicable to shares outstanding     $  1,941.312        1,814.088        3,634.914         1,010.788
----------------------------------------------------------------------------------------------------------------------
  Shares outstanding, no par value                     189.246          185.678          336.575           103.102
----------------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price (subject
  to contingent deferred sales charge) per share
  (net assets / shares outstanding)                    $10.26             9.77            10.80              9.80
======================================================================================================================
CLASS C SHARES
  Net assets applicable to shares outstanding     $     38.216          132.428          457.721           130.256
----------------------------------------------------------------------------------------------------------------------
  Shares outstanding, no par value                       3.726           13.560           42.425            13.282
----------------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per
  share (net assets / shares outstanding)              $10.26             9.77            10.79              9.81
======================================================================================================================

See accompanying Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended August 31, 1995
(In Thousands)

                                                               FLORIDA  NEW JERSEY(a)   NEW YORK   PENNSYLVANIA(a)
==================================================================================================================
 Net investment income
------------------------------------------------------------------------------------------------------------------
Interest income                                               $7,333        80           20,077          36
------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                 661         8            1,738           4
------------------------------------------------------------------------------------------------------------------
  Administrative services fee                                    176         3              461           1
------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          61         1              254          --
------------------------------------------------------------------------------------------------------------------
  Distribution services fee                                       12         4               20           3
------------------------------------------------------------------------------------------------------------------
  Professional fees                                               11        --               30          --
------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                         17        --               49          --
------------------------------------------------------------------------------------------------------------------
  Registration fees                                                1         1                2           1
------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                        32         2               56           1
------------------------------------------------------------------------------------------------------------------
   Total expenses before expense waiver                          971        19            2,610          10
------------------------------------------------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager           --         8               --           4
------------------------------------------------------------------------------------------------------------------
   Total expenses after expense waiver                           971        11            2,610           6
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          6,362        69           17,467          30
==================================================================================================================
 Net realized and unrealized gain (loss) on investments
------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investments
  (including options purchased)                                1,023       (11)           3,710          (3)
------------------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                    120        --               70          --
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                       1,143       (11)           3,780          (3)
------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation on investments           2,452        54            1,061          33
------------------------------------------------------------------------------------------------------------------
Net gain on investments                                        3,595        43            4,841          30
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $9,957       112           22,308          60
==================================================================================================================

(a) For the period from March 15, 1995 (initial public offering) to August 31, 1995.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)

                                                            FLORIDA                NEW JERSEY        NEW YORK          PENNSYLVANIA
                                                           YEAR ENDED            MARCH 15, 1995     YEAR ENDED        MARCH 15, 1995
                                                            AUGUST 31,            TO AUGUST 31,      AUGUST 31,        TO AUGUST 31,
                                                        1995         1994             1995         1995       1994          1995
-----------------------------------------------------------------------------------------------------------------------------------
 Operations, dividends and capital share activity
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                              $   6,362       6,524              69         17,467     18,901           30
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                               1,143       2,618             (11)         3,780      2,494           (3)
-----------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized
  appreciation                                           2,452      (9,543)             54          1,061    (22,614)          33
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                                          9,957        (401)            112         22,308     (1,219)          60
-----------------------------------------------------------------------------------------------------------------------------------
  Distribution from net
  investment income                                     (6,362)     (6,524)            (69)       (17,467)   (18,901)         (30)
-----------------------------------------------------------------------------------------------------------------------------------
  Distribution from net
  realized gain on investments                          (1,659)     (4,031)             --         (3,769)    (8,195)          --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                         (8,021)    (10,555)            (69)       (21,236)   (27,096)         (30)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
capital share transactions                              (9,365)      5,975           3,933        (24,434)    16,693        1,755
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
IN NET ASSETS                                           (7,429)     (4,981)          3,976        (23,362)   (11,622)       1,785
===================================================================================================================================
 Net assets
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                    124,721     129,702             333        342,839    354,461          333
-----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                         $117,292     124,721           4,309        319,477    342,839        2,118
===================================================================================================================================

                                                   NOTES TO FINANCIAL STATEMENTS

1  DESCRIPTION OF THE FUNDS            Kemper Florida Tax-Free Income Fund,
                                       Kemper New Jersey Tax-Free Income Fund,
                                       Kemper New York Tax-Free Income Fund and
                                       Kemper Pennsylvania Tax-Free Income Fund
                                       (collectively the Funds) are four of
                                       eight investment portfolios comprising
                                       the Kemper State Tax-Free Income Series
                                       (the Trust). The remaining portfolios
                                       are Kemper California, Kemper Michigan,
                                       Kemper Ohio and Kemper Texas Tax-Free
                                       Income Funds. The Trust is an open-end
                                       management investment company organized
                                       as a business trust under the laws of
                                       Massachusetts.

                                       Each Fund offers three classes of
                                       shares. Class A shares are sold to
                                       investors subject to an initial sales
                                       charge. Class B shares are sold without
                                       an initial sales charge but are subject
                                       to higher ongoing expenses than Class A
                                       shares and a contingent deferred sales
                                       charge payable upon certain redemptions.
                                       Class B shares automatically convert to
                                       Class A shares six years after issuance.
                                       Class C shares are sold without an
                                       initial or a contingent deferred sales
                                       charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Each share of a Fund represents an identical interest in the investments of the Fund and has the same rights.

2  SIGNIFICANT ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are
                                       stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.
                                       Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon prices provided by market makers.
                                       Financial futures and options thereon
                                       are valued at the settlement price
                                       established each day by the board of
                                       trade or exchange on which they are
                                       traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                                       INVESTMENT TRANSACTIONS AND INVESTMENT
                                       INCOME. Investment transactions are
                                       accounted for on the trade date (date
                                       the order to buy or sell is executed).
                                       Interest income is recorded on the
                                       accrual basis and premiums and original
                                       issue discounts on securities are
                                       amortized. Realized gains and losses
                                       from investment transactions are
                                       reported on an identified cost basis.
                                       Realized and unrealized gains and losses on financial futures and options are included in net realized and unrealized gain (loss) on investments, as appropriate.

                                       EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated among the Funds in proportion to their relative net assets.

                                       FUND SHARE VALUATION. Fund shares are
                                       sold and redeemed on a continuous basis
                                       at net asset value (plus an initial
                                       sales charge on most sales of Class A
                                       shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS



                                       FEDERAL INCOME TAXES AND DIVIDENDS TO
                                       SHAREHOLDERS. Each Fund has complied
                                       with the special provisions of the
                                       Internal Revenue Code available to
                                       investment companies, and therefore no
                                       federal income tax provision is
                                       required. The accumulated net realized
                                       loss on sales of investments for federal income tax purposes at August 31, 1995, is $11,000 in the New Jersey Fund, and $3,000 in the Pennsylvania Fund. These loss carryovers are available to offset future taxable gains in the respective Funds, and, if not applied, expire in 2003.

                                       Differences in dividends per share for a Fund are due to different class expenses. Each Fund declares and records a daily dividend equal to its net investment income for that day, to holders of shares for which payment has been received. Income dividends are distributed monthly. Net realized capital gains, if any, will be distributed at least annually.

                                       Distributions are determined in
                                       accordance with income tax principles
                                       which may treat certain transactions
                                       differently than generally accepted
                                       accounting principles.

3 TRANSACTIONS WITH AFFILIATES         MANAGEMENT AGREEMENT. The Trust has a
                                       management agreement with Kemper
                                       Financial Services, Inc. (KFS) and each
                                       Fund pays a management fee at an annual
                                       rate of .55% of the first $250 million
                                       of average daily net assets declining
                                       gradually to .40% of average daily net
                                       assets in excess of $12.5 billion.

                                       The Florida and New York Funds paid a
                                       management fee of $661,000, and
                                       $1,738,000, respectively, for the year
                                       ended August 31, 1995.

                                       KFS has agreed to waive the New Jersey
                                       Fund's and the Pennsylvania  Fund's
                                       management fee until September 15, 1995.
                                       Thereafter, the management fees will be
                                       reinstated gradually. For the period
                                       ended August 31, 1995, the New Jersey
                                       Fund and the Pennsylvania Fund paid no
                                       management fee after the waiver.

                                       Underwriting and distribution services
                                       agreement. The Trust has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the period ended August 31, 1995:

                                                             COMMISSIONS       COMMISSIONS         COMMISSIONS
                                                              RETAINED        ALLOWED BY KDI         PAID TO
                                                               BY KDI          TO ALL FIRMS      AFFILIATES OF KDI
                                       ----------------------------------------------------------------------------
                                       Florida                 $20,000            125,000             8,000
                                       New Jersey                3,000             24,000             2,000
                                       New York                 42,000            276,000             8,000
                                       Pennsylvania              2,000             18,000             3,000

                                       For services under the distribution
                                       services agreement, each Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Fund. The following information concerns the distribution fees, commissions and contingent deferred sales charges paid in connection with the distribution services for each Fund's Class B and Class C shares for the period ended August 31, 1995:

                                                 NOTES TO FINANCIAL STATEMENTS

                                       connection with the distribution services for each Fund's Class B and Class C shares for the period ended August 31, 1995:


                                                                       COMMISSIONS
                                                         DISTRIBUTION       AND       AMOUNTS      CONTINGENT
                                                          FEES PAID    DISTRIBUTION   PAID TO    DEFERRED SALES
                                                          BY THE FUND  FEES PAID BY  AFFILIATES CHARGES RECEIVED
                                                            TO KDI     KDI TO FIRMS    OF KDI        BY KDI
                                       -------------------------------------------------------------------------
                                       Florida             $12,000        48,000       5,000           4,000
                                       New Jersey            4,000        62,000         --            1,000
                                       New York             20,000        76,000       4,000          18,000
                                       Pennsylvania          3,000        26,000         --            1,000

                                       ADMINISTRATIVE SERVICES AGREEMENT. The
                                       Trust has an administrative services
                                       agreement with KDI. For providing
                                       information and administrative services
                                       to shareholders, each Fund pays KDI a
                                       fee at an annual rate of up to .25% of
                                       average daily net assets. KDI in turn
                                       has various arrangements with financial
                                       services firms that provide these
                                       services and pays these firms based on
                                       assets of Fund accounts the firms
                                       service. Information concerning
                                       administrative services fees for the
                                       period ended August 31, 1995 is as
                                       follows:

                                                          ADMINISTRATIVE           TOTAL
                                                           SERVICES FEES       SERVICES FEES       SERVICES FEES
                                                            PAID BY THE         PAID BY KDI           PAID TO
                                                            FUND TO KDI        TO ALL FIRMS      AFFILIATES OF KDI
                                       -------------------------------------------------------------------------
                                       Florida                $176,000           176,000              16,000
                                       New Jersey                3,000             6,000                 --
                                       New York                461,000           456,000              13,000
                                       Pennsylvania              1,000             2,000                 --

                                       SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' custodian and transfer agent, Kemper Service Company (KSvC), is the shareholder service agent of the Trust. For the period ended August 31, 1995, the custodian remitted shareholder services fees as follows:

                                                                                        SHAREHOLDER SERVICES FEES
                                                                                            REMITTED TO KSVC
                                       -------------------------------------------------------------------------
                                       Florida                                                  $ 55,000
                                       New Jersey                                                  1,000
                                       New York                                                  166,000
                                       Pennsylvania                                                  --

                                       OFFICERS AND TRUSTEES. Certain officers
                                       or trustees of the Trust are also
                                       officers or directors of KFS. For the
                                       period ended August 31, 1995, the Funds
                                       made no payments to its officers and
                                       incurred trustees' fees aggregating
                                       $13,000 to independent trustees.

4 INVESTMENT TRANSACTIONS              For the period ended August 31, 1995,
                                       investment transactions (excluding
                                       short-term instruments) are as follows
                                       (in thousands):

                                                         FLORIDA    NEW JERSEY      NEW YORK      PENNSYLVANIA
                                       -------------------------------------------------------------------------
                                       Purchases        $110,976       5,263         348,176         2,664
                                       Proceeds from
                                       sales            $119,985       1,068         373,626           624

Notes To Financial Statements



5 CAPITAL SHARE TRANSACTIONS           The following tables summarize the
                                       activity in capital shares of the Funds
                                       (in thousands):

                                       FLORIDA
                                                                          YEAR ENDED AUGUST 31,
                                                                 1995                              1994
                                                          --------------------            ----------------------
                                                          SHARES        AMOUNT            SHARES          AMOUNT
                                       -------------------------------------------------------------------------
                                        SHARES SOLD
                                       -------------------------------------------------------------------------
                                        Class A           1,835         $17,931            2,658         $28,070
                                       -------------------------------------------------------------------------
                                        Class B             219           2,167               87             880
                                       -------------------------------------------------------------------------
                                        Class C               2              22                1              15
                                       -------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------
                                        Class A             455           4,487              565           5,970
                                       -------------------------------------------------------------------------
                                        Class B               5              45              --              --
                                       -------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -------------------------------------------------------------------------
                                        Class A          (3,318)        (32,857)          (2,786)        (28,960)
                                       -------------------------------------------------------------------------
                                        Class B            (115)         (1,160)             --              --
                                       -------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       -------------------------------------------------------------------------
                                        Class A               6              64              --              --
                                       -------------------------------------------------------------------------
                                        Class B              (6)            (64)             --              --
                                       -------------------------------------------------------------------------
                                       NET INCREASE
                                       (DECREASE) FROM CAPITAL
                                       SHARE TRANSACTIONS               $(9,365)                          $5,975
                                       =========================================================================
                                       NEW JERSEY
                                                                                            MARCH 15, 1995 TO
                                                                                              AUGUST 31, 1995
                                                                                          ----------------------
                                                                                          SHARES          AMOUNT
                                       -------------------------------------------------------------------------
                                        SHARES SOLD
                                       -------------------------------------------------------------------------
                                        Class A                                             254         $  2,458
                                       -------------------------------------------------------------------------
                                        Class B                                             174            1,685
                                       -------------------------------------------------------------------------
                                        Class C                                               2               16
                                       -------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------
                                        Class A                                               2               16
                                       -------------------------------------------------------------------------
                                        Class B                                               2               17
                                       -------------------------------------------------------------------------
                                        Class C                                               1                2
                                       -------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -------------------------------------------------------------------------
                                        Class A                                             (25)            (246)
                                        Class B                                              (1)             (15)
                                       -------------------------------------------------------------------------
                                       NET INCREASE
                                       FROM CAPITAL
                                       SHARE TRANSACTIONS                                                 $3,933

                                                   NOTES TO FINANCIAL STATEMENTS

                                        NEW YORK
                                                                          YEAR ENDED AUGUST 31,
                                                                 1995                              1994
                                                        -----------------------         --------------------------
                                                         SHARES         AMOUNT            SHARES          AMOUNT
                                      ----------------------------------------------------------------------------
                                        SHARES SOLD
                                      ----------------------------------------------------------------------------
                                        Class A           1,686        $ 17,802            5,052       $  56,846
                                      ----------------------------------------------------------------------------
                                        Class B             278           2,974              149           1,618
                                      ----------------------------------------------------------------------------
                                        Class C              38             410                7              73
                                      ----------------------------------------------------------------------------

                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                      ----------------------------------------------------------------------------
                                        Class A           1,340          13,940            1,688          18,895
                                      ----------------------------------------------------------------------------
                                        Class B               9              92                1               7
                                      ----------------------------------------------------------------------------
                                        Class C               1               6               --              --
                                      ----------------------------------------------------------------------------

                                        SHARES REDEEMED
                                      ----------------------------------------------------------------------------
                                        Class A          (5,633)        (58,773)          (5,511)        (60,693)
                                      ----------------------------------------------------------------------------
                                        Class B             (80)           (851)              (5)            (53)
                                      ----------------------------------------------------------------------------
                                        Class C              (3)            (34)              --              --
                                      ----------------------------------------------------------------------------

                                        CONVERSION OF SHARES
                                      ----------------------------------------------------------------------------
                                        Class A              15             164               --              --
                                      ----------------------------------------------------------------------------
                                        Class B             (15)           (164)              --              --
                                      ----------------------------------------------------------------------------
                                       NET INCREASE
                                       (DECREASE) FROM CAPITAL
                                       SHARE TRANSACTIONS             $ (24,434)                        $ 16,693
                                      ============================================================================

                                       PENNSYLVANIA
                                                                                            MARCH 15, 1995 TO
                                                                                              AUGUST 31, 1995
                                                                                        --------------------------
                                                                                          SHARES          AMOUNT
                                      ----------------------------------------------------------------------------
                                        SHARES SOLD
                                      ----------------------------------------------------------------------------
                                        Class A                                              94           $  918
                                      ----------------------------------------------------------------------------
                                        Class B                                              94              916
                                      ----------------------------------------------------------------------------
                                        Class C                                               1               15
                                      ----------------------------------------------------------------------------

                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                      ----------------------------------------------------------------------------
                                        Class A                                               1                9
                                      ----------------------------------------------------------------------------
                                        Class B                                               1                9
                                      ----------------------------------------------------------------------------

                                        SHARES REDEEMED
                                      ----------------------------------------------------------------------------
                                        Class A                                              (7)             (75)
                                      ----------------------------------------------------------------------------
                                        Class B                                              (4)             (37)
                                      ----------------------------------------------------------------------------
                                       NET INCREASE
                                       FROM CAPITAL
                                       SHARE TRANSACTIONS                                                 $1,755
                                      ============================================================================

Financial Highlights

                                                                             CLASS A
                                      ------------------------------------------------------------------------------
                                                                                                           APRIL 25,
                                                                                                            1991 TO
                                                                 YEAR ENDED AUGUST 31,                     AUGUST 31,
 FLORIDA                                            1995          1994           1993          1992          1991
---------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $10.11          10.98         10.22           9.69         9.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .53            .52           .58            .64          .23
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            .30           (.52)          .81            .53          .19
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .83             --          1.39           1.17          .42
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income            .53            .52           .58            .64          .23
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                .14            .35           .05             --           --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                      .67            .87           .63            .64          .23
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.27          10.11         10.98          10.22         9.69
=====================================================================================================================
TOTAL RETURN                                        8.62%          (.11)        13.96          12.51         4.27

---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (A)
---------------------------------------------------------------------------------------------------------------------
Expenses                                             .80%           .79           .63            .25           --
---------------------------------------------------------------------------------------------------------------------
Net investment income                               5.30           5.04          5.48           6.25         6.52
---------------------------------------------------------------------------------------------------------------------


                                                       CLASS B                                CLASS C
                                         ----------------------------------     -------------------------------------
                                           YEAR ENDED       MAY 31, 1994 TO       YEAR ENDED       MAY 31, 1994 TO
                                         AUGUST 31, 1995    AUGUST 31, 1994     AUGUST 31, 1995    AUGUST 31, 1994
---------------------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.10              10.13               10.10             10.13
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .44                .11                 .45               .11
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .30               (.03)                .30              (.03)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                .74                .08                 .75               .08
Less dividends:
---------------------------------------------------------------------------------------------------------------------
  Distribution from net investment income       .44                .11                 .45               .11
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .14                 --                 .14                --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                 .58                .11                 .59               .11
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.26              10.10               10.26             10.10
=====================================================================================================================
TOTAL RETURN                                   7.67%               .74                7.84               .75
---------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Expenses                                       1.65%              1.70                1.52              1.54
---------------------------------------------------------------------------------------------------------------------
Net investment income                          4.45               4.28                4.58              4.52
---------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL FUND DATA

---------------------------------------------------------------------------------------------------------------------
                                                                                                         APRIL 25,
                                                                                                          1991 TO
                                                                 YEAR ENDED AUGUST 31,                    AUGUST 31,
                                                   1995          1994           1993          1992         1991

---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)      $117,292       124,721        129,702       109,276        41,923
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               96%           53             35            20            33
---------------------------------------------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS

                                                 CLASS A                   CLASS B                   CLASS C
                                            -----------------         -----------------         -----------------
                                            MARCH 15, 1995 TO         MARCH 15, 1995 TO         MARCH 15, 1995 TO
 NEW JERSEY                                  AUGUST 31, 1995           AUGUST 31, 1995           AUGUST 31, 1995
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $9.50                      9.50                      9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .22                       .18                       .18
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                     .25                       .27                       .27
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                       .47                       .45                       .45
-----------------------------------------------------------------------------------------------------------------
Less distribution from net investment income           .22                       .18                       .18
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.75                      9.77                      9.77
=================================================================================================================
TOTAL RETURN                                          4.89%                     4.69                      4.75

-----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (B)
-----------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                          .39%                     1.18                      1.18
-----------------------------------------------------------------------------------------------------------------
Net investment income                                 4.99                      4.20                      4.20

-----------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (B)
-----------------------------------------------------------------------------------------------------------------
Expenses                                               .94%                     1.73                      1.73
-----------------------------------------------------------------------------------------------------------------
Net investment income                                 4.44                      3.65                      3.65
-----------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL FUND DATA

-----------------------------------------------------------------------------------------------------------------
                                                                                                MARCH 15, 1995 TO
                                                                                                 AUGUST 31, 1995
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                                           $4,309
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                  68%
-----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                               CLASS A
                                                   ---------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,
 NEW YORK                                          1995          1994           1993           1992           1991
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $10.73         11.59          10.97          10.41        9.90
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .58           .58            .63            .65         .69
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              .20          (.60)           .72            .56         .51
------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .78          (.02)          1.35           1.21        1.20
------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .58           .58            .63            .65         .69
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .13           .26            .10             --          --
------------------------------------------------------------------------------------------------------------------
Total dividends                                        .71           .84            .73            .65         .69
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $10.80         10.73          11.59          10.97       10.41
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          7.62%         (.19)         12.82          12.07       12.54

RATIOS TO AVERAGE NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------
Expenses                                               .81%          .76            .67            .66         .40
------------------------------------------------------------------------------------------------------------------
Net investment income                                 5.47          5.29           5.69           6.12        6.77
------------------------------------------------------------------------------------------------------------------


                                                      CLASS B                                CLASS C
                                        -----------------------------------   -----------------------------------
                                          YEAR ENDED        MAY 31, 1994 TO      YEAR ENDED       MAY 31, 1994 TO
                                        AUGUST 31, 1995     AUGUST 31, 1994    AUGUST 31, 1995    AUGUST 31, 1994
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $10.73              10.77                 10.73            10.77
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .48                .12                   .48              .12
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .20               (.04)                  .19             (.04)
------------------------------------------------------------------------------------------------------------------
Total from investment operations               .68                .08                   .67              .08
------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .48                .12                   .48              .12
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain          .13                 --                   .13               --
------------------------------------------------------------------------------------------------------------------
Total dividends                                .61                .12                   .61              .12
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $10.80              10.73                 10.79            10.73
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  6.69%               .75                  6.64              .70
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------
Expenses                                      1.67%              1.68                  1.62             1.63
------------------------------------------------------------------------------------------------------------------
Net investment income                         4.61               4.36                  4.66             4.68
------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL FUND DATA
                                                                        YEAR ENDED AUGUST 31,
                                                   1995          1994           1993           1992           1991
------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)       $319,477       342,839        354,461        290,464        229,350
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             112%           43             36             16             26
------------------------------------------------------------------------------------------------------------------

                                                            Financial Highlights

                                                  CLASS A                   CLASS B                   CLASS C
                                            -----------------         -----------------         -----------------
                                            MARCH 15, 1995 TO         MARCH 15, 1995 TO         MARCH 15, 1995 TO
 PENNSYLVANIA                                AUGUST 31, 1995           AUGUST 31, 1995           AUGUST 31, 1995
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $9.50                      9.50                      9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .22                       .18                       .19
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                     .31                       .30                       .31
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                       .53                       .48                       .50
-----------------------------------------------------------------------------------------------------------------
Less distribution from net investment income           .22                       .18                       .19
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.81                      9.80                      9.81
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          5.54%                     5.05                      5.18

RATIOS TO AVERAGE NET ASSETS (B)
-----------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                          .46%                     1.24                      1.21
-----------------------------------------------------------------------------------------------------------------
Net investment income                                 4.93                      4.15                      4.18
-----------------------------------------------------------------------------------------------------------------

OTHER RATIOS TO AVERAGE NET ASSETS (B)
-----------------------------------------------------------------------------------------------------------------
Expenses                                              1.01%                     1.79                      1.76
-----------------------------------------------------------------------------------------------------------------
Net investment income                                 4.38                      3.60                      3.63
-----------------------------------------------------------------------------------------------------------------



SUPPLEMENTAL FUND DATA

                                                                                                MARCH 15, 1995 TO
                                                                                                 AUGUST 31, 1995
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                                           $2,118
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                  85%
-----------------------------------------------------------------------------------------------------------------

NOTES FOR ALL FUNDS:

(a) Certain expenses of the Florida Fund were waived or absorbed by KFS during each of the three periods shown ending August 31, 1993. If no waiver had been in place during this time, the expense ratios would have increased .86%, .42% and .01% of average net assets, respectively, with a corresponding decrease in the net investment income ratios during these periods.

(b) KFS agreed to waive the management fee of the New Jersey Fund and the Pennsylvania Fund from their inception, March 15, 1995, through September 15, 1995. Thereafter, the management fees will be gradually reinstated. "Other ratios to average net assets" are computed without the undertaking to waive the management fee.

(c) Certain expenses of the New York Fund were waived or absorbed by KFS during the period ended August 31, 1991. If no waiver had been in place during this time, the expense ratio would have increased .32% of average net assets with a corresponding decrease in the net investment income ratio.

Ratios have been determined on an annualized basis. Total return is not annualized and does not reflect the effect of sales charges.

Trustees and Officers

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DAVID B. MATHIS
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


OFFICERS

J. PATRICK BEIMFORD, JR.
Vice President

CHRISTOPHER J. MIER
Vice President

JOHN E. PETERS
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary






---------------------------------------------------------------------------
LEGAL COUNSEL                          VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                       222 North LaSalle Street
                                       Chicago, IL 60601


---------------------------------------------------------------------------
SHAREHOLDER                            KEMPER SERVICE COMPANY
SERVICE AGENT                          P.O. Box 419557
                                       Kansas City, MO 64141
                                       800-621-1048


---------------------------------------------------------------------------
CUSTODIAN AND                          INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                         127 West 10th Street
                                       Kansas City, MO 64105


---------------------------------------------------------------------------
INDEPENDENT AUDITORS                   ERNST & YOUNG LLP
                                       233 South Wacker Drive
                                       Chicago, IL 60606


---------------------------------------------------------------------------
INVESTMENT MANAGER                     KEMPER FINANCIAL SERVICES, INC.


---------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                  KEMPER DISTRIBUTORS, INC.
                                       120 South LaSalle Street
                                       Chicago, IL 60603



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